UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07239
Name of Registrant:	Vanguard Horizon Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code:	(610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2013 – September 30, 2014
Item 1: Reports to Shareholders

Annual Report | September 30, 2014

Vanguard Capital Opportunity Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2014
Total
Returns
Vanguard Capital Opportunity Fund
Investor Shares	19.85%
Admiral™ Shares	19.94
Russell Midcap Growth Index	14.43
Multi-Cap Growth Funds Average	14.86
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2013, Through September 30, 2014
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Capital Opportunity Fund
Investor Shares	$44.57	$51.42	$0.072	$1.664
Admiral Shares	102.97	118.79	0.251	3.842

Chairman’s Letter

Dear Shareholder,

Advantageous sector exposure, strong stock selection, and a generally positive market climate propelled Vanguard Capital Opportunity Fund over the recent fiscal year. Its result of nearly 20% for the 12 months ended September 30, 2014, surpassed the returns of its comparative standards. Its benchmark, the Russell Midcap Growth Index, returned about 14%, and its peer multi-capitalization growth funds posted an average return of almost 15%.

Outsized investments by the fund’s advisor, PRIMECAP Management Company, in the information technology and health care sectors fueled the fund’s return. Industrial stocks, where selection was most notable, also drove performance.

If you hold fund shares in a taxable account, you may wish to review the table of after-tax returns, based on the highest federal income tax bracket, that appears later in this report.

Despite patchiness of late, stocks posted solid returns
The broad U.S. stock market managed a robust return of nearly 18% for the fiscal year ended September 30, despite stumbling in two of the final three months Generally strong corporate profits and progress in the U.S. economy carried the markets through most of the period. High stock valuations, international tensions, the unsettled global economy, and a gradual shift from the Federal Reserve’s accommodative policies weighed on more recent results.

Over the period’s final months, the performance gap between U.S. stocks and their international counterparts widened amid tensions in the Middle East and Ukraine, China’s slower growth, and Europe’s slumping economy. International stocks returned about 5%. Emerging markets and the developed markets of Europe and the Pacific region all recorded single-digit returns.

Although they met some resistance, bonds still bounced back strongly
Bond returns, which were surprisingly robust through most of the fiscal year, also met resistance late in the period. Still, the broad U.S. taxable bond market returned 3.96%, a significant recovery from its negative outcome a year ago.

Since January, the Fed has pared back its bond-buying program, with the aim of ending it in October. Until recently, interest rates did not rise as analysts had predicted. The yield of the 10-year U.S. Treasury note ended September at 2.48%, down from 2.63% a year earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds, which returned 7.93%, benefited from the broad market rally and a limited supply of new issues.

Following this advance for U.S. taxable and tax-exempt bonds, it’s worth remembering that the current low yields imply lower future returns. As yields drop, the scope for further declines—and increases in prices—diminishes.

Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2014

	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.01%	23.23%	15.90%
Russell 2000 Index (Small-caps)	3.93	21.26	14.29
Russell 3000 Index (Broad U.S. market)	17.76	23.08	15.78
FTSE All-World ex US Index (International)	5.11	12.12	6.31

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.96%	2.43%	4.12%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.93	4.56	4.67
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

CPI
Consumer Price Index	1.66%	1.61%	1.96%

3

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –0.81% after sinking in September.

Money market funds and savings accounts posted negligible returns, as the Fed kept its target for short-term interest rates to 0%–0.25%.

Three sectors lifted performance: health care, tech, and industrials
Although its holdings include some of the nation’s largest companies, Capital Opportunity also has a mid- and small-cap tilt, and its mandate allows it to invest in stocks of all sizes. During the fiscal year, large stocks outpaced their smaller brethren. Although mid- and small-cap exposure was a relative disadvantage, the fund still managed to exceed the return of the broad market as well as its comparative standards.

PRIMECAP Management has long favored the information technology and health care sectors, two corners of the market that it believes correspond nicely with the fund’s capital appreciation model. Both sectors are research-and-development oriented, and the advisor has anticipated the continuation of global growth in demand for technological and medical advancements. Technology and health care stocks accounted for almost 70% of the fund’s assets on average during the period. Together, they contributed more than 14 percentage points to its return.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Capital Opportunity Fund	0.48%	0.41%	1.34%
The fund expense ratios shown are from the prospectus dated January 28, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2014, the fund’s expense ratios were 0.47% for Investor Shares and 0.40% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Multi-Cap Growth Funds.

4

Stock selection in health care actually detracted from the fund’s performance versus its benchmark. Its holdings in the sector returned a bit more than 23%, compared with nearly 26% for the companies in the benchmark. But the fund’s outsized investment was still a boon to performance. Investors anticipated an increase in health care spending to coincide with the aging population and the expanded number of insured under the Affordable Care Act.

The bulk of returns came from biotech-nology companies––with an assist from pharmaceutical and health care equipment firms. Mergers and acquisitions, new drug development, and overseas opportunities combined with the larger trends lifting the industry.

In the technology sector, the advisor’s sizable exposure boosted results, but stock selection included both positives and negatives. Most of the strength came from internet, software, and hardware firms as demand and accessibility increased in the United States and abroad. Stock choices within the IT services and semiconductor industries weren’t as quite as sharp, however, and detracted from the outcome.

Capital Opportunity’s industrial stocks climbed about 43%, almost triple the gain of those in the benchmark. Nearly all of the strength came from select airline stocks after mergers and acquisitions resulted in pricing advantages and higher profits. Lower fuel costs helped airlines as well as air freight firms, another contributor to the fund’s results.

Total Returns
Ten Years Ended September 30, 2014
Average
Annual Return
Capital Opportunity Fund Investor Shares	10.92%
Russell Midcap Growth Index	10.24
Multi-Cap Growth Funds Average	8.01
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

For more about the advisor’s strategy and the fund’s positioning during the 12 months, please see the Advisor’s Report that follows this letter.

Over the past ten years, the fund has been solid
Capital Opportunity, like other PRIMECAP Management Company funds, adheres to a long-term, low-turnover investment strategy and philosophy. The advisor conducts exhaustive research to seek out underappreciated growth companies, employs a careful screening process, and makes a large commitment to the stocks of those companies that meet its criteria.

Through both up and down markets, the contrarian approach has resulted in a portfolio that looks and behaves in ways fundamentally different from its benchmark. This divergence led to underperformance in fiscal years 2010 to 2012, when the fund’s annual returns trailed those of both its benchmark and peer group. Patience and persistence are crucial to the process, and over time, shareholders have been rewarded for staying with the fund.

For the ten years ended September 30, 2014, the fund’s Investor Shares posted an average annual return of 10.92%. For the same period, the Russell Midcap Growth Index posted an average annual return of 10.24%, and the average annual return of peer multi-capitalization growth funds was 8.01%. PRIMECAP Management deserves credit for this record, helped by Vanguard’s low costs, which ensure that shareholders retain more of the fund’s returns.

High costs don’t equal strong fund performance
The adage “you get what you pay for” doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For at vanguard.com/research.)

Shouldn’t paying the highest fees allow you to purchase the services of the greatest talents and therefore get the best returns? As it turns out, the data don’t support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

That’s why Vanguard always seeks to minimize costs. Indexing, of course, is the purest form of low-cost investing. And we negotiate low fees for our actively managed funds, which are run by world-class advisors. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you keep.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 16, 2014

6

Advisor’s Report

For the fiscal year ended September 30, 2014, Vanguard Capital Opportunity Fund returned 19.85% for Investor Shares and 19.94% for Admiral Shares. It outpaced both the 14.43% return of its benchmark, the Russell Midcap Growth Index, and the 14.86% average return of its multi-capitalization growth fund competitors. Favorable sector allocations, notably overweight positions in health care and information technology, were partially offset by unfavorable stock selection, primarily in health care.

The investment environment
Over the past 12 months, U.S. equities continued to appreciate, with the S&P 500 Index reaching a new all-time high during the third calendar quarter. Small-capitalization stocks, as measured by the Russell 2000 Index, began to significantly underperform large-caps beginning in mid-March.

After a rocky start to the year, driven in part by unusually cold weather, the U.S. economy rebounded. Real gross domestic product (GDP) declined 2.1% during the first calendar quarter but grew 4.6% in the second. The unemployment rate dropped to 5.9% at the end of September, the lowest level since July 2008. The improving U.S. economic outlook stood in stark contrast to the deteriorating economic outlook in Europe, whose central bank introduced new measures, including an asset purchase program, to stimulate the economy. The U.S. dollar appreciated against most foreign currencies, and commodity prices fell.

The Federal Reserve continued to tighten monetary policy by reducing the level of its monthly asset purchases. This program is expected to end after the Fed’s October meeting. But the central bank will likely maintain the current 0%-0.25% target federal funds rate for a considerable time.

On the geopolitical front, the United States and a number of other countries began conducting air strikes against the ISIS, or Islamic State, militant group. After annexing Crimea earlier in the year, Russia continued its support of pro-Russian rebel groups in Eastern Ukraine. In response, the European Union and the United States imposed economic sanctions, resulting in a devaluation of the ruble and a slowdown in exports from countries such as Germany. Toward the end of the fiscal year, outbreaks of the Ebola virus in several African countries caused increasing concern as the first cases of the virus appeared in the United States and Europe.

Outlook for U.S. equities
We are less constructive on the outlook for U.S. equities than we have been in recent years. However, we continue to believe that many individual stocks are attractively valued and that stocks represent a more attractive investment than bonds at current prices. As of September 30, 2014, the S&P 500 was trading at approximately 14.8 times 2015 consensus estimated earnings per share of $133. This is a reasonable valuation by historical standards, though the index appears more expensive on a

7

price-to-sales multiple basis because profit margins are near all-time highs. Calendar 2015 consensus estimates assume 4.2% sales per share growth and 11.7% earnings per share growth, which may prove difficult to achieve.

Portfolio update and outlook
The portfolio remains significantly over- weighted in health care and information technology. As of September 30, 2014, these sectors constituted almost 70% of the fund’s stocks (compared with 32% for the S&P 500), including eight of its ten largest holdings.

These overweighted positions in the S&P 500’s best-performing sectors for the fiscal year benefited relative results, as did underweighted positions in energy, consumer staples, consumer discretionary, financials, telecommunication services, and utilities. Unfavorable stock selection compared with the S&P 500, particularly in health care and information technology, was offset by favorable stock selection in industrials.

In IT, Neustar (–50%), Cree (–32%), Symantec (–2%), Altera (–2%), and ASML (+1%) detracted from relative results, offsetting positive contributions from Micron (+96%) and SanDisk (+67%). Several health care stocks, including Seattle Genetics (–15%), Pharmacyclics (–15%), BioMarin (0%), and Roche (+13%), also underperformed the broader market, more than offsetting strong gains by InterMune (+381%), Illumina (+103%), Biogen Idec (+37%), Eli Lilly (+33%), and Amgen (+28%). In industrials, airline holdings including Southwest Airlines (+134%), JetBlue Airways (+59%), Delta Air Lines (+55%), and United Continental (+52%) boosted relative returns.

Health care
We believe that favorable global demographic trends and ongoing innovation will create opportunities for health care companies to grow revenues faster than the overall economy for the foreseeable future. Aging populations in developed countries and China should lead to greater consumption of health care products and services. At the same time, rising disposable incomes and household wealth in developing countries should lead to higher usage by people of all ages.

The health care industry’s considerable investment in research and development over the years is driving the development of new and more effective therapies for many diseases, such as cancer, diabetes, and Alzheimer’s. The precipitous decline in the cost of genetic DNA sequencing is allowing researchers to identify unknown diseases and rapidly create therapies that improve the standard of care. Increasingly, drugs based on a better understanding of underlying genetic causes are providing higher cure rates with fewer side effects than conventional treatments.

8

Technology
We continue to believe that many of the fund’s IT holdings are attractively valued. The sector’s price-to-earnings multiple relative to that of the broader S&P 500 Index is near a multi-decade low, and tech companies are far better capitalized than those in other sectors. Many of the fund’s IT stocks have considerable percentages of their market capitalization in net cash on their balance sheets. Already at reasonable multiples, their valuations are even more attractive when their net cash balances are considered.

Conclusion
We remain committed to our investment philosophy, which is to invest in attractively priced individual stocks for the long term. This “bottom-up” approach often results in portfolios that bear little resemblance to market indexes; therefore, our results often deviate substantially. Furthermore, our long-term investment horizon results in low portfolio turnover, which creates the possibility of extended periods of underperformance when our stocks fall out of favor. We nonetheless believe that this approach can generate superior results for investors over the long term.

PRIMECAP Management Company

October 10, 2014

9

Capital Opportunity Fund

Fund Profile
As of September 30, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VHCOX	VHCAX
Expense Ratio[1]	0.48%	0.41%
30-Day SEC Yield	0.58%	0.65%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	135	546	3,768
Median Market Cap	$36.7B	$11.4B	$51.1B
Price/Earnings Ratio	25.2x	28.0x	20.5x
Price/Book Ratio	3.5x	4.9x	2.6x
Return on Equity	17.0%	19.3%	17.8%
Earnings Growth
Rate	15.3%	17.4%	15.2%
Dividend Yield	1.1%	1.0%	1.9%
Foreign Holdings	11.5%	0.0%	0.0%
Turnover Rate	7%	—	—
Short-Term Reserves	5.2%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer
Discretionary	10.0%	23.3%	12.5%
Consumer Staples	0.0	7.6	8.3
Energy	1.9	6.7	9.1
Financials	2.5	8.9	17.4
Health Care	35.2	12.9	13.5
Industrials	14.9	16.4	11.2
Information
Technology	33.3	18.1	19.0
Materials	2.2	4.8	3.8
Telecommunication
Services	0.0	1.1	2.2
Utilities	0.0	0.2	3.0

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	0.88	0.81
Beta	0.90	1.02
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Biogen Idec Inc.	Biotechnology	7.1%
Amgen Inc.	Biotechnology	5.1
Eli Lilly & Co.	Pharmaceuticals	3.7
Roche Holding AG	Pharmaceuticals	3.6
FedEx Corp.	Air Freight &
	Logistics	3.3
Southwest Airlines Co.	Airlines	2.9
BioMarin Pharmaceutical
Inc.	Biotechnology	2.7
Google Inc.	Internet Software &
	Services	2.5
Novartis AG	Pharmaceuticals	2.3
Adobe Systems Inc.	Application Software	2.2
Top Ten		35.4%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 28, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2014, the expense ratios were 0.47% for Investor Shares and 0.40% for Admiral Shares.

10

Capital Opportunity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2004, Through September 30, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Capital Opportunity Fund*Investor
	Shares	19.85%	16.34%	10.92%	$28,197
••••••••	Russell Midcap Growth Index	14.43	17.12	10.24	26,499
– – – –	Multi-Cap Growth Funds Average	14.86	14.32	8.01	21,601
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	17.69	15.84	8.59	22,805
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Capital Opportunity Fund Admiral Shares	19.94%	16.42%	11.01%	$142,111
Russell Midcap Growth Index	14.43	17.12	10.24	132,496
Dow Jones U.S. Total Stock Market Float
Adjusted Index	17.69	15.84	8.59	114,024

See Financial Highlights for dividend and capital gains information.

11

Capital Opportunity Fund

Fiscal-Year Total Returns (%): September 30, 2004, Through September 30, 2014

Capital Opportunity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (95.2%)
Consumer Discretionary (9.6%)
*	CarMax Inc.	4,186,797	194,477
*	DIRECTV	2,081,476	180,089
*	Tesla Motors Inc.	690,566	167,586
	TJX Cos. Inc.	2,580,000	152,659
	Carnival Corp.	3,092,500	124,226
	Royal Caribbean
	Cruises Ltd.	1,320,000	88,823
*	DreamWorks Animation
	SKG Inc. Class A	2,510,000	68,448
*	Bed Bath & Beyond Inc.	703,700	46,325
*	Tribune Media Co.
	Class A	480,000	31,584
	Sony Corp. ADR	1,495,800	26,984
*	Ascena Retail Group Inc.	2,025,200	26,935
	L Brands Inc.	366,500	24,548
	Ross Stores Inc.	296,000	22,372
	Las Vegas Sands Corp.	340,000	21,151
*	Amazon.com Inc.	61,930	19,969
	Gildan Activewear Inc.
	Class A	266,763	14,597
*	Shutterfly Inc.	92,500	4,508
	Newell Rubbermaid Inc.	86,200	2,966
*	Urban Outfitters Inc.	79,200	2,907
*	Norwegian Cruise Line
	Holdings Ltd.	74,000	2,665
*	Tribune Publishing Co.	120,000	2,422
	Carter’s Inc.	8,520	660
			1,226,901
Energy (1.8%)
^	Transocean Ltd.	2,536,600	81,095
	Cabot Oil & Gas Corp.	1,285,800	42,033
	Noble Energy Inc.	496,000	33,907
	National Oilwell Varco Inc.	321,000	24,428
	Frank’s International NV	879,100	16,439
*	Southwestern Energy Co.	326,334	11,405
*	Cameron
	International Corp.	166,500	11,052

			Market
			Value
		Shares	($000)
	Oceaneering
	International Inc.	125,000	8,146
	Ensco plc Class A	143,340	5,922
	Range Resources Corp.	10,000	678
			235,105
Financials (2.3%)
	Charles Schwab Corp.	7,659,000	225,098
	CME Group Inc.	484,850	38,766
	Chubb Corp.	317,000	28,873
	Discover
	Financial Services	127,600	8,216
	Progressive Corp.	46,000	1,163
			302,116
Health Care (33.5%)
*	Biogen Idec Inc.	2,765,438	914,835
	Amgen Inc.	4,646,400	652,633
	Eli Lilly & Co.	7,291,700	472,867
	Roche Holding AG	1,561,578	461,139
*	BioMarin
	Pharmaceutical Inc.	4,769,100	344,138
	Novartis AG ADR	3,115,400	293,253
	Medtronic Inc.	4,459,200	276,247
*	Illumina Inc.	1,220,100	199,999
*	QIAGEN NV	8,280,000	188,536
*	Boston Scientific Corp.	7,216,300	85,225
*	Pharmacyclics Inc.	593,700	69,718
	Thermo Fisher
	Scientific Inc.	522,600	63,600
*	Seattle Genetics Inc.	1,520,000	56,514
	Abbott Laboratories	1,299,600	54,050
*	Charles River Laboratories
	International Inc.	660,000	39,428
	PerkinElmer Inc.	850,900	37,099
*	Edwards
	Lifesciences Corp.	280,000	28,602
*	Affymetrix Inc.	2,700,600	21,551
*	Waters Corp.	154,000	15,264
*,^	ImmunoGen Inc.	1,280,000	13,555
	Agilent Technologies Inc.	126,000	7,179

13

Capital Opportunity Fund

			Market
			Value
		Shares	($000)
	Zimmer Holdings Inc.	54,000	5,430
*,^	Dendreon Corp.	2,300,000	3,312
*	Cerner Corp.	10,000	596
			4,304,770
Industrials (14.2%)
	FedEx Corp.	2,653,174	428,355
	Southwest Airlines Co.	10,935,100	369,278
*	United Continental
	Holdings Inc.	4,106,200	192,129
	Delta Air Lines Inc.	3,831,000	138,491
	Rockwell Automation Inc.	1,063,000	116,803
*	Jacobs Engineering
	Group Inc.	1,653,209	80,710
*	JetBlue Airways Corp.	6,940,150	73,704
	Union Pacific Corp.	672,000	72,858
^	Ritchie Bros
	Auctioneers Inc.	2,962,000	66,319
	American Airlines
	Group Inc.	1,761,000	62,480
	Airbus Group NV	931,440	58,551
*	AECOM Technology Corp.	1,380,000	46,575
	IDEX Corp.	580,000	41,975
	CH Robinson
	Worldwide Inc.	393,700	26,110
	Curtiss-Wright Corp.	325,000	21,424
*	Spirit Airlines Inc.	158,235	10,940
	Chicago Bridge
	& Iron Co. NV	173,100	10,014
*	Esterline
	Technologies Corp.	30,631	3,408
*	NOW Inc.	80,250	2,441
			1,822,565
Information Technology (31.7%)
*	Adobe Systems Inc.	4,124,500	285,374
	Texas Instruments Inc.	4,896,400	233,509
	SanDisk Corp.	2,253,277	220,709
	Microsoft Corp.	4,750,000	220,210
*	Micron Technology Inc.	5,705,000	195,453
^	ASML Holding NV	1,835,040	181,339
*	Trimble Navigation Ltd.	5,801,200	176,937
*	Google Inc. Class A	276,830	162,890
*	Cree Inc.	3,944,900	161,544
*	Google Inc. Class C	276,830	159,831
	Altera Corp.	4,375,000	156,538
	Corning Inc.	8,080,000	156,267
*	Electronic Arts Inc.	4,236,400	150,858
*	Flextronics
	International Ltd.	13,019,600	134,362
	NetApp Inc.	2,804,200	120,468
	QUALCOMM Inc.	1,606,975	120,154

			Market
			Value
		Shares	($000)
	NVIDIA Corp.	6,477,800	119,515
	Symantec Corp.	4,863,700	114,346
	EMC Corp.	3,385,000	99,045
*	BlackBerry Ltd.	9,358,700	93,026
	Hewlett-Packard Co.	2,220,000	78,743
	Visa Inc. Class A	315,580	67,335
*,1	Descartes Systems
	Group Inc.	4,645,000	64,147
	KLA-Tencor Corp.	728,900	57,423
	Plantronics Inc.	1,150,000	54,947
*	Rambus Inc.	4,400,000	54,912
*,1	FormFactor Inc.	5,809,700	41,656
*,^	NeuStar Inc. Class A	1,662,666	41,284
	FEI Co.	478,000	36,051
*	Nuance
	Communications Inc.	2,152,000	33,173
	Intuit Inc.	370,000	32,431
*	eBay Inc.	507,100	28,717
*	F5 Networks Inc.	233,825	27,764
	Apple Inc.	259,000	26,094
*	Entegris Inc.	2,019,231	23,221
	Jabil Circuit Inc.	1,000,000	20,170
*,^	Mobileye NV	342,100	18,333
	MasterCard Inc. Class A	244,500	18,073
*	VMware Inc. Class A	185,000	17,360
	Analog Devices Inc.	225,000	11,135
	Brocade Communications
	Systems Inc.	1,000,000	10,870
*	Ciena Corp.	607,142	10,151
	Xilinx Inc.	200,000	8,470
	Applied Materials Inc.	340,000	7,347
*,^	SMART Technologies Inc.	4,371,304	7,169
*,^	Arista Networks Inc.	28,900	2,553
	Motorola Solutions Inc.	25,150	1,592
*	salesforce.com inc	23,500	1,352
*	Workday Inc. Class A	10,025	827
	Accenture plc Class A	10,000	813
*	Alibaba Group Holding
	Ltd. ADR	7,800	693
	Telefonaktiebolaget LM
	Ericsson ADR	55,000	692
*	Facebook Inc. Class A	100	8
			4,067,881
Materials (2.1%)
	Monsanto Co.	2,428,786	273,263

Telecommunication Services (0.0%)
*	Sprint Corp.	140,000	888
Total Common Stocks
(Cost $5,885,823)			12,233,489

14

Capital Opportunity Fund

		Market
		Value
	Shares	($000)
Temporary Cash Investment (5.7%)
Money Market Fund (5.7%)
[2,3] Vanguard Market
Liquidity Fund, 0.109%
(Cost $728,974)	728,974,452	728,974
Total Investments (100.9%)
(Cost $6,614,797)		12,962,463
Other Assets and Liabilities (-0.9%)
Other Assets		22,662
Liabilities[3]		(141,393)
		(118,731)
Net Assets (100%)		12,843,732

At September 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	6,081,474
Undistributed Net Investment Income	43,631
Accumulated Net Realized Gains	371,187
Unrealized Appreciation (Depreciation)
Investment Securities	6,347,666
Foreign Currencies	(226)
Net Assets	12,843,732

Investor Shares—Net Assets
Applicable to 54,309,881 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,792,619
Net Asset Value Per Share—
Investor Shares	$51.42

Admiral Shares—Net Assets
Applicable to 84,615,573 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,051,113
Net Asset Value Per Share—
Admiral Shares	$118.79

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $57,884,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $60,733,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Capital Opportunity Fund

Statement of Operations

Year Ended
September 30, 2014
($000)
Investment Income
Income
Dividends[1,2]	123,560
Interest[2]	899
Securities Lending	1,381
Total Income	125,840
Expenses
Investment Advisory Fees—Note B	30,042
The Vanguard Group—Note C
Management and Administrative—Investor Shares	5,814
Management and Administrative—Admiral Shares	12,292
Marketing and Distribution—Investor Shares	463
Marketing and Distribution—Admiral Shares	1,287
Custodian Fees	168
Auditing Fees	30
Shareholders’ Reports—Investor Shares	54
Shareholders’ Reports—Admiral Shares	50
Trustees’ Fees and Expenses	19
Total Expenses	50,219
Net Investment Income	75,621
Realized Net Gain (Loss)
Investment Securities Sold[2]	434,714
Foreign Currencies	559
Realized Net Gain (Loss)	435,273
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,639,411
Foreign Currencies	(633)
Change in Unrealized Appreciation (Depreciation)	1,638,778
Net Increase (Decrease) in Net Assets Resulting from Operations	2,149,672
1 Dividends are net of foreign withholding taxes of $4,033,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $0, $899,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Capital Opportunity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	75,621	64,197
Realized Net Gain (Loss)	435,273	396,149
Change in Unrealized Appreciation (Depreciation)	1,638,778	2,408,580
Net Increase (Decrease) in Net Assets Resulting from Operations	2,149,672	2,868,926
Distributions
Net Investment Income[1]
Investor Shares	(4,359)	(26,621)
Admiral Shares	(19,984)	(61,680)
Realized Capital Gain [2]
Investor Shares	(100,744)	(64,306)
Admiral Shares	(305,893)	(138,957)
Total Distributions	(430,980)	(291,564)
Capital Share Transactions
Investor Shares	(341,836)	(475,094)
Admiral Shares	820,230	1,067,845
Net Increase (Decrease) from Capital Share Transactions	478,394	592,751
Total Increase (Decrease)	2,197,086	3,170,113
Net Assets
Beginning of Period	10,646,646	7,476,533
End of Period[3]	12,843,732	10,646,646
1 Fiscal 2013 distributions from net investment income include $34,400,000 from a dividend received from ASML Holding NV. Subsequent to the fund’s distribution from net investment income made in December 2012, the ASML dividend was reallocated to return of capital. The reallocation reduced the fund’s net investment income distribution in December 2013.
2 Includes fiscal 2014 and 2013 short-term gain distributions totaling $28,347,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $43,631,000 and ($4,184,000).

See accompanying Notes, which are an integral part of the Financial Statements.

17

Capital Opportunity Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$44.57	$33.22	$28.17	$29.59	$27.71
Investment Operations
Net Investment Income	.272	.270	.216	.151	.106
Net Realized and Unrealized Gain (Loss)
on Investments	8.314	12.395	6.464	(1.450)	1.871
Total from Investment Operations	8.586	12.665	6.680	(1.299)	1.977
Distributions
Dividends from Net Investment Income	(.072)[1]	(. 385)[1]	(.161)	(.121)	(.097)
Distributions from Realized Capital Gains	(1.664)	(.930)	(1.469)	—	—
Total Distributions	(1.736)	(1.315)	(1.630)	(.121)	(.097)
Net Asset Value, End of Period	$51.42	$44.57	$33.22	$28.17	$29.59

Total Return[2]	19.85%	39.40%	24.62%	-4.45%	7.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,793	$2,720	$2,432	$2,412	$3,675
Ratio of Total Expenses to
Average Net Assets	0.47%	0.48%	0.48%	0.48%	0.48%
Ratio of Net Investment Income to
Average Net Assets	0.57%	0.68%	0.67%	0.45%	0.36%
Portfolio Turnover Rate	7%	9%	9%	9%	8%
1 Fiscal 2013 dividends from net investment income include $.157 per share from a dividend received from ASML Holding NV. Subsequent to the payment of the fund’s dividend from net investment income in December 2012, the ASML dividend was reallocated to return of capital. The reallocation reduced the fund’s dividend from net investment income in December 2013. The reallocation had no impact on net assets, net asset values per share, or total returns.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Capital Opportunity Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$102.97	$76.75	$65.10	$68.38	$64.04
Investment Operations
Net Investment Income	.728	.707	.559	.400	.298
Net Realized and Unrealized Gain (Loss)
on Investments	19.185	28.613	14.917	(3.358)	4.315
Total from Investment Operations	19.913	29.320	15.476	(2.958)	4.613
Distributions
Dividends from Net Investment Income	(.251)[1]	(. 953)[1]	(.434)	(.322)	(.273)
Distributions from Realized Capital Gains	(3.842)	(2.147)	(3.392)	—	—
Total Distributions	(4.093)	(3.100)	(3.826)	(.322)	(.273)
Net Asset Value, End of Period	$118.79	$102.97	$76.75	$65.10	$68.38

Total Return[2]	19.94%	39.50%	24.69%	-4.39%	7.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,051	$7,927	$5,045	$4,342	$4,223
Ratio of Total Expenses to
Average Net Assets	0.40%	0.41%	0.41%	0.41%	0.41%
Ratio of Net Investment Income to
Average Net Assets	0.64%	0.75%	0.74%	0.52%	0.43%
Portfolio Turnover Rate	7%	9%	9%	9%	8%
1 Fiscal 2013 dividends from net investment income include $.363 per share from a dividend received from ASML Holding NV. Subsequent to the payment of the fund’s dividend from net investment income in December 2012, the ASML dividend was reallocated to return of capital. The reallocation reduced the fund’s dividend from net investment income in December 2013. The reallocation had no impact on net assets, net asset values per share, or total returns.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Capital Opportunity Fund

Notes to Financial Statements

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that,

20

Capital Opportunity Fund

in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2014, the investment advisory fee represented an effective annual rate of 0.25% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At September 30, 2014, the fund had contributed capital of $1,287,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.51% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

21

Capital Opportunity Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	11,713,799	519,690	—
Temporary Cash Investments	728,974	—	—
Total	12,442,773	519,690	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2014, the fund realized net foreign currency gains of $559,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $4,022,000 from undistributed net investment income, and $22,763,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2014, the fund had $67,611,000 of ordinary income and $363,115,000 of long-term capital gains available for distribution.

At September 30, 2014, the cost of investment securities for tax purposes was $6,614,797,000. Net unrealized appreciation of investment securities for tax purposes was $6,347,666,000, consisting of unrealized gains of $6,702,028,000 on securities that had risen in value since their purchase and $354,362,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2014, the fund purchased $905,443,000 of investment securities and sold $762,958,000 of investment securities, other than temporary cash investments.

22

Capital Opportunity Fund

G. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	486,523	10,295	601,607	14,972
Issued in Lieu of Cash Distributions	101,413	2,267	87,176	2,584
Redeemed	(929,772)	(19,277)	(1,163,877)	(29,744)
Net Increase (Decrease)—Investor Shares	(341,836)	(6,715)	(475,094)	(12,188)
Admiral Shares
Issued	1,283,265	11,628	1,581,096	16,902
Issued in Lieu of Cash Distributions	299,123	2,896	184,291	2,366
Redeemed	(762,158)	(6,891)	(697,542)	(8,018)
Net Increase (Decrease) —Admiral Shares	820,230	7,633	1,067,845	11,250

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Sept. 30, 2013		Proceeds from		Sept. 30, 2014
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Descartes Systems Group Inc.	52,907	—	—	—	64,147
FormFactor Inc.	38,654	901	—	—	41,656
Total	91,561			—	105,803

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2014, that would require recognition or disclosure in these financial statements.

23

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Capital Opportunity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Opportunity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 14, 2014

Special 2014 tax information (unaudited) for Vanguard Capital Opportunity Fund

This information for the fiscal year ended September 30, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $400,606,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $52,691,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Capital Opportunity Fund Investor Shares
Periods Ended September 30, 2014

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	19.85%	16.34%	10.92%
Returns After Taxes on Distributions	18.78	15.79	10.23
Returns After Taxes on Distributions and Sale of Fund Shares	11.92	13.20	8.99

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended September 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Opportunity Fund	3/31/2014	9/30/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,057.59	$2.42
Admiral Shares	1,000.00	1,057.98	2.06
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.71	$2.38
Admiral Shares	1,000.00	1,023.06	2.03
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.47% for Investor Shares and 0.40% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1110 112014

Annual Report | September 30, 2014

Vanguard Strategic Equity Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	28
About Your Fund’s Expenses.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2014
Total
Returns
Vanguard Strategic Equity Fund	18.53%
MSCI US Small + Mid Cap 2200 Index	12.88
Mid-Cap Core Funds Average	11.75
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2013, Through September 30, 2014

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Strategic Equity Fund	$27.34	$32.02	$0.360	$0.000

Chairman’s Letter

Dear Shareholder,

U.S. stocks climbed to record highs during the 12 months ended September 30, 2014, despite occasional reversals because of concerns about the pace of economic growth, the prospect of rising interest rates, and bouts of instability abroad.

Companies with larger market capitalizations, which tend to have steadier earnings and higher yields, held more allure for investors, especially in the second half of the fiscal year as prospects for economic growth cooled. These companies’ more attractive valuations played a role as well, given the strong run smaller-caps have had since the financial crisis.

That said, Vanguard Strategic Equity Fund, which focuses on medium-sized and smaller companies, produced a return of 18.53% for the 12-month period, well ahead of its comparable standards. The result was more than 5 percentage points better than that of the fund’s benchmark, the MSCI US Small + Mid Cap 2200 Index, and almost 7 percentage points better than the average return of peer funds.

For the fund, all ten market sectors produced double-digit returns. Relative to the benchmark, the strongest sectors for the fund were industrials and information technology, which accounted for more than half of its outperformance.

If you own shares in a taxable account, you may wish to review the after-tax returns that appear later in this report.

Despite patchiness of late, stocks posted solid returns
The broad U.S. stock market managed a robust return of nearly 18% for the 12 months ended September 30, despite stumbling in two of the final three months. Generally strong corporate profits and progress in the U.S. economy carried the markets through most of the period. High stock valuations, international tensions, the unsettled global economy, and a gradual shift from the Federal Reserve’s accommodative policies weighed on more recent results.

Over the period’s final months, the performance gap between U.S. stocks and their international counterparts widened amid tensions in the Middle East and Ukraine, coupled with China’s slower growth and Europe’s slumping economy. International stocks returned about 5%. Emerging markets and the developed markets of Europe and the Pacific region all recorded single-digit returns.

Bonds bounced back strongly, even given their recent pause
Bond returns, which were surprisingly robust through most of the fiscal year, also met resistance late in the period. Still, the broad U.S. taxable bond market returned 3.96%, a significant recovery from its negative outcome a year ago.

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.01%	23.23%	15.90%
Russell 2000 Index (Small-caps)	3.93	21.26	14.29
Russell 3000 Index (Broad U.S. market)	17.76	23.08	15.78
FTSE All-World ex US Index (International)	5.11	12.12	6.31

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.96%	2.43%	4.12%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.93	4.56	4.67
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

CPI
Consumer Price Index	1.66%	1.61%	1.96%

Since January, the Fed has pared back its bond-buying program, with the aim of ending it in October. Until recently, interest rates did not rise as analysts had predicted. The yield of the 10-year U.S. Treasury note ended September at 2.48%, down from 2.63% a year earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds, which returned 7.93%, benefited from the broad market rally and a limited supply of new issues.

Following this advance for U.S. taxable and tax-exempt bonds, it’s worth remembering that the current low yields imply lower future returns: As yields drop, the scope for further declines—and increases in prices—diminishes.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –0.81% after sinking in September.

Money market funds and savings accounts posted negligible returns, as the Fed kept its target for short-term interest rates at 0%–0.25%.

Industrial and technology stocks fueled the fund’s outperformance
Vanguard Equity Investment Group, through its Quantitative Equity Group, was successful over the 12 months in using its proprietary computer models to identify high-quality small- and mid-cap stocks that were available at good prices and have the potential to grow faster than their peers. The fund met its objective of producing a

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Strategic Equity Fund	0.29%	1.21%
The fund expense ratio shown is from the prospectus dated January 28, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2014, the fund’s expense ratio was 0.27%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Mid-Cap Core Funds.

benchmark-beating return without taking on significantly more risk through sector or market capitalization tilts. (For more information on the fund’s approach to active management, please see the text box on page 6.)

The industrial stocks held by the fund accounted for more than a third of its outperformance relative to its benchmark. Airline stocks were the standouts. They made strong gains as consolidation in the industry, improved pricing dynamics, and more efficient use of seating capacity led to higher earnings. Rail-related stocks climbed amid a surge in rail traffic linked in part to the upswing in the oil and gas industry. A third area of strength was the aerospace and defense segment, where heightened geopolitical tensions led to expectations of an increase in demand for these goods.

The fund’s quantitative screening also found relative value in certain segments of the information technology sector, notably among semiconductor, storage, and software companies.

Pockets of outperformance for the fund also came from narrow choices among banks and life insurance companies within financials, chemical companies within materials, and retail and apparel companies within consumer discretionary.

In health care and utilities, the fund trailed its benchmark slightly.

Total Returns
Ten Years Ended September 30, 2014
Average
Annual Return
Strategic Equity Fund	9.09%
MSCI US Small + Mid Cap 2200 Index	10.09
Mid-Cap Core Funds Average	8.74
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

The fund’s ten-year result shows further improvement
Over the last decade, Vanguard Strategic Equity Fund has produced an average annual return of 9.09%, behind its index (+10.09%) but ahead of its peer group (+8.74%), which includes passive and actively managed funds.

Quantitative funds in general struggled during the financial crisis and in the sharp rebound that followed. When stocks moved lower and then rebounded more or less in lockstep, it created a difficult environment for these funds, whose relative performance is based on identifying stocks that will outperform their peers.

The fund has fared better since then, however. The advisor’s disciplined quantitative strategy has delivered strong returns relative to its benchmark over the last four fiscal years.

High costs don’t equal strong fund performance
The adage “You get what you pay for” doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For at vanguard.com/research.)

Quant funds: Active management with more risk control

Index fund managers seek to closely match the risks and returns of an index. Traditional active fund managers seek to outperform, typically without much regard to close index tracking.

Quantitative investing has features of both strategies. As with indexing, quantitative fund managers rely on sophisticated computer models to build risk-controlled portfolios. And like traditional active managers, quants seek to outperform an index—but they impose more risk controls.

Vanguard’s Quantitative Equity Group (QEG) seeks to build a portfolio that focuses on paying a reasonable price for future earnings growth. In doing so, it analyzes the same types of fundamental data, such as earnings growth prospects and balance sheet quality, that other active managers do. The difference is that QEG uses a proprietary computer model to systematically evaluate thousands of companies very quickly and efficiently, without the human emotion that can cloud decision-making.

That still leaves room for good judgment, though. Each day, as they seek to beat the benchmark, the managers consider making small adjustments to their holdings, subject to minimizing turnover costs and meeting strict, internally set risk targets. Those targets include closely matching the index’s sector weights, an area where QEG believes that the risk of deviating from the benchmark isn’t justified by the rewards. It’s a fine balance between trying to outperform and controlling risk.

Wouldn’t paying the highest fees allow you to purchase the services of the greatest talents, and therefore get you the best returns? As it turns out, the data don’t support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

That’s why Vanguard always seeks to minimize costs. Indexing, of course, is the purest form of low-cost investing. And we negotiate low fees for our actively managed funds, which are run by world-class advisors. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you keep.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 16, 2014

Advisor’s Report

For the 12 months ended September 30, 2014, Vanguard Strategic Equity Fund posted a total return of 18.53%, outperforming its benchmark, the MSCI US Small + Mid Cap 2200 Index, by 5.65 percentage points. Equities provided investors with above-average returns for the period, primarily because of a strong first half of the fiscal year. For example, the MSCI US Investable Market 2500 Index returned 12.34% for the first six months, compared with 4.98% for the last six. Large- and mid-capitalization stocks outperformed smaller-cap equities in the United States. Globally, U.S. equities continued to outpace those of other developed markets and emerging markets.

Performance for the fund’s benchmark was broad-based, as all ten sectors generated positive returns. The index’s results were best in telecommunication services, consumer staples, and health care. Energy, consumer discretionary, and financial companies were the laggards for the period, although they too produced positive returns.

The ongoing strength in the U.S. equity markets can be attributed in part to the continued accommodative policies of central banks and a lower volatility environment across financial markets. In the beginning of July, the Chicago Board Options Exchange Volatility Index (VIX) registered 10.3, its lowest level in five years. Volatility began to trend back up in August and September, but still remained at levels below the index’s long-term average.

The labor market continued to recover, as the unemployment rate fell to 5.9% at the end of the period, a level not seen since July 2008. In addition, personal income levels have expanded and savings rates have dropped slightly, indicating a possible pickup in consumer spending. GDP growth recovered from a disappointing first quarter, and both manufacturing and non-manufacturing activity indexes moved higher.

That being said, there are still many factors that can affect the markets in the coming months: the uncertainty of midterm elections in the United States, the impact of the Federal Reserve’s winding down of its bond-purchase program, speculation as to when interest rates will rise, and geopolitical uncertainties across the globe.

Although it’s important to understand how overall portfolio performance is affected by the macroeconomic factors described above, our approach emphasizes specific stock fundamentals. Our process compares stocks in our investment universe against other stocks within the same industry group to identify those with characteristics that we believe will enable them to outperform over the long run. This strict quantitative process is based on a combination of valuation and other factors that are focused on fundamental growth. We use the results of our model to construct our portfolio, with the goal of maximizing expected return and minimizing exposure to risks that our research indicates do not improve returns, such as significant deviations from market capitalization and sector weightings relative to our benchmark.

The model’s effectiveness over the year across sectors was strong, as we were able to produce positive stock selection results in 8 of the 10 sectors in the benchmark, with the strongest results in industrials, information technology, and energy. We slightly underperformed in health care and utilities.

At the individual stock level, the largest contributions came from overweight positions in Trinity Industries (+108%), Green Plains (+97%), and American Airlines (+52%). In addition, when comparing the portfolio’s performance with that of its benchmark, we benefited from underweighting or avoiding poorly performing stocks such as Tesla Motors (–38%) and Ocwen Financial (–53%).

Unfortunately, we were not able to avoid all bad performers. Overweight positions in World Acceptance (–25%), Herbalife (–37%), and Portfolio Recovery Associates (–13%) directly lowered performance. Also, underweighting companies that were not positively identified by the fundamentals in our model, such as Cheniere Energy (+134%) and Avago Technologies (+105%), hurt our overall performance relative to our benchmark.

We thank you for your investment and look forward to the coming year.

Portfolio Managers:

James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

Vanguard Equity Investment Group

October 20, 2014

Strategic Equity Fund

Fund Profile
As of September 30, 2014

Portfolio Characteristics
			DJ
			U.S.
		MSCI US	Total
		Small +	Market
		Mid Cap	FA
	Fund	2200 Index	Index
Number of Stocks	462	2,189	3,768
Median Market Cap	$5.1B	$5.9B	$51.1B
Price/Earnings Ratio	18.0x	25.8x	20.5x
Price/Book Ratio	2.7x	2.4x	2.6x
Return on Equity	12.7%	13.4%	17.8%
Earnings Growth
Rate	17.4%	14.4%	15.2%
Dividend Yield	1.4%	1.5%	1.9%
Foreign Holdings	0.2%	0.0%	0.0%
Turnover Rate	60%	—	—
Ticker Symbol	VSEQX	—	—
Expense Ratio[1]	0.29%	—	—
30-Day SEC Yield	1.10%	—	—
Short-Term Reserves	0.3%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		MSCI US	Total
		Small +	Market
		Mid Cap	FA
	Fund 2200 Index		Index
Consumer Discretionary	15.9%	15.6%	12.5%
Consumer Staples	5.1	4.5	8.3
Energy	6.8	7.2	9.1
Financials	19.3	19.8	17.4
Health Care	11.0	10.9	13.5
Industrials	14.5	14.7	11.2
Information Technology	15.3	15.9	19.0
Materials	6.8	6.3	3.8
Telecommunication
Services	0.9	0.9	2.2
Utilities	4.4	4.2	3.0

Volatility Measures
	MSCI US	DJ
	Small +	U.S. Total
	Mid Cap	Market
	2200 Index	FA Index
R-Squared	0.98	0.94
Beta	1.04	1.23
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Southwest Airlines Co.	Airlines	1.2%
CF Industries Holdings	Fertilizers &
Inc.	Agricultural
	Chemicals	1.1
Best Buy Co. Inc.	Computer &
	Electronics Retail	1.0
O'Reilly Automotive Inc.	Automotive Retail	1.0
United Rentals Inc.	Trading Companies &
	Distributors	1.0
Electronic Arts Inc.	Home Entertainment
	Software	1.0
Computer Sciences	Data Processing &
Corp.	Outsourced Services	0.9
Trinity Industries Inc.	Construction
	Machinery & Heavy
	Trucks	0.9
Everest Re Group Ltd.	Reinsurance	0.9
Hanesbrands Inc.	Apparel, Accessories
	& Luxury Goods	0.9
Top Ten		9.9%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 28, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2014, the expense ratio was 0.27%.

Strategic Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2004, Through September 30, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Strategic Equity Fund*	18.53%	18.65%	9.09%	$23,873

	MSCI US Small + Mid Cap 2200
••••••••	Index	12.88	16.80	10.09	26,159
– – – –	Mid-Cap Core Funds Average	11.75	14.80	8.74	23,105
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	17.69	15.84	8.59	22,805
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Strategic Equity Fund

Fiscal-Year Total Returns (%): September 30, 2004, Through September 30, 2014

Strategic Equity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (15.8%)
	Best Buy Co. Inc.	1,572,000	52,803
*	O’Reilly Automotive Inc.	346,100	52,040
	Hanesbrands Inc.	450,700	48,423
	GameStop Corp. Class A	1,062,200	43,763
	Cablevision Systems Corp.
	Class A	2,442,400	42,766
*	Skechers U.S.A. Inc.
	Class A	771,700	41,139
	Domino’s Pizza Inc.	498,520	38,366
	Dillard’s Inc. Class A	337,170	36,745
*	Murphy USA Inc.	679,100	36,033
*	Live Nation Entertainment
	Inc.	1,173,100	28,178
*	Starz	849,300	28,095
	Brinker International Inc.	516,950	26,256
*	Chipotle Mexican Grill Inc.
	Class A	34,900	23,264
^	Buckle Inc.	445,000	20,199
	Wyndham Worldwide
	Corp.	226,100	18,373
*	Visteon Corp.	185,900	18,079
	PetSmart Inc.	254,800	17,859
	Jack in the Box Inc.	255,500	17,423
*	Barnes & Noble Inc.	803,400	15,859
	Royal Caribbean Cruises
	Ltd.	203,900	13,720
*,^	Smith & Wesson Holding
	Corp.	1,326,900	12,526
	Brown Shoe Co. Inc.	454,300	12,325
*	Strayer Education Inc.	198,900	11,910
	Starwood Hotels &
	Resorts Worldwide Inc.	141,200	11,749
	Nutrisystem Inc.	743,200	11,423
*	Outerwall Inc.	197,990	11,107
	Whirlpool Corp.	72,300	10,531
*	Grand Canyon Education
	Inc.	256,000	10,437

			Market
			Value•
		Shares	($000)
*	Tower International Inc.	410,300	10,335
	Newell Rubbermaid Inc.	261,600	9,002
	Cheesecake Factory Inc.	185,500	8,440
*	NVR Inc.	7,400	8,362
	Lear Corp.	86,400	7,466
	Harman International
	Industries Inc.	72,000	7,059
	Thor Industries Inc.	132,100	6,803
*	MGM Resorts International	283,500	6,458
	Tupperware Brands Corp.	91,400	6,310
	Expedia Inc.	71,600	6,274
	H&R Block Inc.	187,700	5,821
*	Marriott Vacations
	Worldwide Corp.	91,400	5,796
	Kohl’s Corp.	86,000	5,249
	Cracker Barrel Old Country
	Store Inc.	50,400	5,201
*	Tenneco Inc.	89,595	4,687
*	Steven Madden Ltd.	127,100	4,096
	Big Lots Inc.	89,000	3,831
	Hasbro Inc.	69,200	3,806
	Regal Entertainment Group
	Class A	164,500	3,270
	Foot Locker Inc.	55,000	3,061
	Lamar Advertising Co.
	Class A	53,300	2,625
	Graham Holdings Co.
	Class B	3,700	2,588
	Columbia Sportswear Co.	67,200	2,404
	Williams-Sonoma Inc.	35,000	2,330
	Garmin Ltd.	42,000	2,184
	DeVry Education Group Inc.	37,000	1,584
*	Liberty Interactive Corp.
	Class A	52,700	1,503
	Aramark	53,600	1,410
*	Gentherm Inc.	25,100	1,060
*	K12 Inc.	61,400	980
*	Vince Holding Corp.	28,800	871
	Cato Corp. Class A	16,600	572
*	McClatchy Co. Class A	159,800	537

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	Clear Channel Outdoor
	Holdings Inc. Class A	31,500	212
*	Denny’s Corp.	27,200	191
*	Unifi Inc.	5,100	132
			853,901
Consumer Staples (5.1%)
	Tyson Foods Inc. Class A	1,140,600	44,905
*	Pilgrim’s Pride Corp.	1,459,200	44,593
	Sanderson Farms Inc.	476,100	41,873
^	Herbalife Ltd.	719,178	31,464
*	Rite Aid Corp.	4,117,700	19,930
	Keurig Green Mountain
	Inc.	132,800	17,281
	Molson Coors Brewing
	Co. Class B	199,900	14,881
	Bunge Ltd.	149,900	12,626
*	SUPERVALU Inc.	1,331,700	11,905
	Andersons Inc.	184,350	11,592
	Lancaster Colony Corp.	108,519	9,254
	Dr Pepper Snapple Group
	Inc.	100,000	6,431
*	Monster Beverage Corp.	53,600	4,914
	Energizer Holdings Inc.	20,000	2,464
*	Medifast Inc.	25,500	837
*	Harbinger Group Inc.	29,400	386
*	Pantry Inc.	17,900	362
	Ingles Markets Inc.
	Class A	11,300	268
			275,966
Energy (6.7%)
	Helmerich & Payne Inc.	455,692	44,598
	SM Energy Co.	560,600	43,727
	Green Plains Inc.	1,015,300	37,962
	Core Laboratories NV	224,800	32,899
	Exterran Holdings Inc.	678,900	30,082
	Cabot Oil & Gas Corp.	572,800	18,725
	Nabors Industries Ltd.	784,900	17,864
*	Newfield Exploration Co.	409,400	15,176
*	Basic Energy Services Inc.	646,700	14,027
	Cimarex Energy Co.	105,300	13,324
*	Whiting Petroleum Corp.	140,000	10,857
	EQT Corp.	115,000	10,527
*	Kosmos Energy Ltd.	881,900	8,784
*	Unit Corp.	132,900	7,795
*	Pioneer Energy Services
	Corp.	530,500	7,438
	Plains GP Holdings LP
	Class A	180,200	5,523
	Comstock Resources Inc.	243,550	4,535
*	Matador Resources Co.	173,800	4,493
*,^	Ultra Petroleum Corp.	180,700	4,203
*	Matrix Service Co.	160,200	3,864
	Bristow Group Inc.	57,500	3,864
*,^	SandRidge Energy Inc.	774,900	3,324

			Market
			Value•
		Shares	($000)
	RPC Inc.	129,400	2,842
*	Paragon Offshore plc	458,800	2,822
*	Clayton Williams Energy
	Inc.	29,100	2,807
*	Gran Tierra Energy Inc.	466,700	2,585
	Patterson-UTI Energy Inc.	78,200	2,544
*	SEACOR Holdings Inc.	32,700	2,446
*	VAALCO Energy Inc.	150,300	1,277
*	Oil States International Inc.	19,700	1,219
*	Newpark Resources Inc.	58,500	728
*	Midstates Petroleum Co.
	Inc.	38,000	192
			363,053
Financials (19.2%)
	Everest Re Group Ltd.	298,900	48,425
	RenaissanceRe Holdings
	Ltd.	448,100	44,805
	KeyCorp	3,257,230	43,419
	Comerica Inc.	865,600	43,159
	Huntington Bancshares
	Inc.	4,182,800	40,699
	Torchmark Corp.	665,692	34,862
	Regions Financial Corp.	3,239,100	32,521
*	Portfolio Recovery
	Associates Inc.	548,500	28,648
	Host Hotels & Resorts
	Inc.	1,199,900	25,594
*	E*TRADE Financial Corp.	1,060,800	23,963
*,^	World Acceptance Corp.	347,619	23,464
	Aspen Insurance Holdings
	Ltd.	484,200	20,709
	Montpelier Re Holdings
	Ltd.	644,700	20,044
*	Howard Hughes Corp.	121,400	18,210
	Geo Group Inc.	443,600	16,954
	Kimco Realty Corp.	759,500	16,641
	Omega Healthcare
	Investors Inc.	486,600	16,637
	Hospitality Properties
	Trust	614,900	16,510
	Corrections Corp. of
	America	478,732	16,449
	Extra Space Storage Inc.	313,540	16,169
^	Ryman Hospitality
	Properties Inc.	335,500	15,869
	Retail Properties of
	America Inc.	1,078,600	15,780
*	Strategic Hotels &
	Resorts Inc.	1,336,000	15,564
	EPR Properties	275,900	13,983
	RLJ Lodging Trust	472,700	13,458
	Lincoln National Corp.	238,900	12,800
	Associated Banc-Corp	709,800	12,365
	Weingarten Realty
	Investors	392,500	12,364

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	PartnerRe Ltd.	110,600	12,154
	CIT Group Inc.	260,900	11,991
	Voya Financial Inc.	306,600	11,988
	Pennsylvania REIT	560,800	11,182
	Regency Centers Corp.	202,700	10,911
	Sovran Self Storage Inc.	145,900	10,849
	Columbia Property Trust
	Inc.	453,900	10,835
	Apartment Investment &
	Management Co.
	Class A	338,700	10,777
	Brandywine Realty Trust	757,032	10,651
	Allied World Assurance
	Co. Holdings AG	285,200	10,507
^	Lexington Realty Trust	1,072,800	10,503
	DuPont Fabros
	Technology Inc.	365,700	9,889
	Unum Group	256,300	8,812
	Reinsurance Group of
	America Inc. Class A	109,720	8,792
	PrivateBancorp Inc.	275,800	8,249
	Primerica Inc.	166,100	8,009
	Ashford Hospitality Trust
	Inc.	776,000	7,931
*	Credit Acceptance Corp.	59,222	7,466
	Axis Capital Holdings Ltd.	149,600	7,081
	Equity Lifestyle Properties
	Inc.	166,600	7,057
	Waddell & Reed Financial
	Inc. Class A	135,000	6,978
	Nelnet Inc. Class A	161,412	6,955
	RAIT Financial Trust	899,300	6,682
	Inland Real Estate Corp.	605,000	5,996
	Washington Federal Inc.	291,600	5,937
*	Piper Jaffray Cos.	111,900	5,846
^	AmTrust Financial
	Services Inc.	143,800	5,726
	Taubman Centers Inc.	74,800	5,460
	CoreSite Realty Corp.	164,300	5,401
	SL Green Realty Corp.	50,000	5,066
	Legg Mason Inc.	97,800	5,003
*	MGIC Investment Corp.	627,000	4,897
	Healthcare Trust of
	America Inc. Class A	406,900	4,720
	National Health Investors
	Inc.	80,900	4,623
	Cathay General Bancorp	185,510	4,606
	United Community Banks
	Inc.	266,000	4,378
	LaSalle Hotel Properties	108,700	3,722
	Home Loan Servicing
	Solutions Ltd.	169,000	3,581
	Highwoods Properties Inc.	87,100	3,388
	UDR Inc.	120,000	3,270
	Home Properties Inc.	55,500	3,232

			Market
			Value•
		Shares	($000)
	Assurant Inc.	49,700	3,196
	Radian Group Inc.	223,600	3,189
	Navient Corp.	180,000	3,188
	Santander Consumer USA
	Holdings Inc.	177,600	3,163
	BioMed Realty Trust Inc.	151,600	3,062
	Altisource Residential Corp.	124,800	2,995
	CyrusOne Inc.	122,100	2,935
	Aviv REIT Inc.	105,100	2,769
	WP Carey Inc.	42,600	2,717
*	Western Alliance Bancorp	106,900	2,555
	National Retail Properties
	Inc.	73,700	2,548
	Astoria Financial Corp.	200,800	2,488
	HCI Group Inc.	68,400	2,462
	Ramco-Gershenson
	Properties Trust	148,300	2,410
*	Investment Technology
	Group Inc.	152,100	2,397
	Sabra Health Care REIT Inc.	97,500	2,371
	Apollo Residential
	Mortgage Inc.	153,400	2,367
	WR Berkley Corp.	43,900	2,098
	Douglas Emmett Inc.	78,900	2,025
	Chesapeake Lodging Trust	54,000	1,574
*	KCG Holdings Inc. Class A	154,000	1,560
	Government Properties
	Income Trust	64,700	1,418
*	Greenlight Capital Re Ltd.
	Class A	43,000	1,394
	Validus Holdings Ltd.	35,200	1,378
	OFG Bancorp	79,900	1,197
	Provident Financial
	Services Inc.	72,425	1,186
	International Bancshares
	Corp.	44,200	1,090
	Boston Private Financial
	Holdings Inc.	78,400	971
*	CareTrust REIT Inc.	67,000	958
	WSFS Financial Corp.	10,200	730
	First Commonwealth
	Financial Corp.	85,900	721
	Symetra Financial Corp.	29,700	693
	Northfield Bancorp Inc.	38,900	530
	Simmons First National
	Corp. Class A	13,400	516
*	Capital Bank Financial Corp.	18,800	449
*	First NBC Bank Holding Co.	13,500	442
*	Cowen Group Inc. Class A	114,100	428
	Lakeland Financial Corp.	10,300	386
	Flushing Financial Corp.	20,600	376
	Summit Hotel Properties
	Inc.	34,000	367
*	Beneficial Mutual Bancorp
	Inc.	28,300	362

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	NBT Bancorp Inc.	16,000	360
	WesBanco Inc.	10,200	312
	Platinum Underwriters
	Holdings Ltd.	4,700	286
	S&T Bancorp Inc.	10,100	237
	CoBiz Financial Inc.	18,500	207
	Stock Yards Bancorp Inc.	5,200	157
	1st Source Corp.	5,300	151
	First Busey Corp.	26,100	145
	First Community
	Bancshares Inc.	9,200	131
	First Bancorp	8,200	131
	Universal Health Realty
	Income Trust	2,800	117
	Whitestone REIT	8,000	112
	Fidelity & Guaranty Life	5,000	107
	Great Southern Bancorp Inc.	3,500	106
	First Connecticut Bancorp
	Inc.	7,100	103
	Saul Centers Inc.	2,100	98
	MainSource Financial Group
	Inc.	5,300	91
	Federal Agricultural
	Mortgage Corp.	2,400	77
	One Liberty Properties Inc.	2,400	49
			1,033,804
Health Care (11.0%)
*	Edwards Lifesciences Corp.	472,600	48,276
	Omnicare Inc.	756,300	47,087
*	Charles River Laboratories
	International Inc.	775,100	46,304
	CR Bard Inc.	322,700	46,053
*	Quintiles Transnational
	Holdings Inc.	813,800	45,394
*	Centene Corp.	488,100	40,371
*	Endo International plc	408,500	27,917
^	ResMed Inc.	516,383	25,442
*	Covance Inc.	292,800	23,043
*	PAREXEL International
	Corp.	339,800	21,438
*	Mylan Inc.	402,800	18,323
	Universal Health Services
	Inc. Class B	156,700	16,375
*	Boston Scientific Corp.	1,311,400	15,488
*	United Therapeutics Corp.	119,300	15,348
*	Illumina Inc.	90,000	14,753
*	Depomed Inc.	861,100	13,080
*	Align Technology Inc.	245,700	12,698
	Chemed Corp.	102,900	10,588
^	PDL BioPharma Inc.	1,344,400	10,043
*	VCA Inc.	236,900	9,317
*	CareFusion Corp.	191,100	8,647
	Kindred Healthcare Inc.	401,031	7,780
*	Health Net Inc.	145,500	6,709
*	Bruker Corp.	323,400	5,988

			Market
			Value•
		Shares	($000)
	Quest Diagnostics Inc.	90,000	5,461
	West Pharmaceutical
	Services Inc.	116,800	5,228
*	Natus Medical Inc.	169,600	5,005
*	Hospira Inc.	87,000	4,527
*	Mettler-Toledo
	International Inc.	16,300	4,175
*,^	Sequenom Inc.	1,215,600	3,610
*	Henry Schein Inc.	30,000	3,494
*,^	Myriad Genetics Inc.	88,000	3,394
	Select Medical Holdings
	Corp.	279,300	3,360
*	PharMerica Corp.	135,900	3,320
*	Affymetrix Inc.	368,400	2,940
*	Hologic Inc.	120,000	2,920
	HealthSouth Corp.	68,260	2,519
	Ensign Group Inc.	67,000	2,332
*,^	Dendreon Corp.	1,586,900	2,285
*	Premier Inc. Class A	28,900	950
*	Gentiva Health Services
	Inc.	19,100	320
*	Orthofix International NV	9,300	288
*	Surgical Care Affiliates Inc.	7,600	203
*	Triple-S Management
	Corp. Class B	5,000	99
*	SurModics Inc.	3,400	62
			592,954
Industrials (14.5%)
	Southwest Airlines Co.	1,898,000	64,095
*	United Rentals Inc.	462,900	51,428
	Trinity Industries Inc.	1,052,000	49,149
*	Spirit AeroSystems
	Holdings Inc. Class A	1,247,400	47,476
	Greenbrier Cos. Inc.	618,500	45,386
	Huntington Ingalls
	Industries Inc.	428,900	44,696
	Cintas Corp.	610,800	43,116
	Pitney Bowes Inc.	1,713,200	42,813
	L-3 Communications
	Holdings Inc.	356,700	42,419
	Alaska Air Group Inc.	638,980	27,821
	AO Smith Corp.	568,200	26,865
*	JetBlue Airways Corp.	2,453,600	26,057
	Flowserve Corp.	340,800	24,033
	Towers Watson & Co.
	Class A	163,600	16,278
*	Spirit Airlines Inc.	217,700	15,052
	Manpowergroup Inc.	187,200	13,123
	Deluxe Corp.	223,013	12,301
	AMERCO	45,740	11,979
	SPX Corp.	114,700	10,774
*	Meritor Inc.	927,500	10,063
	Pall Corp.	111,500	9,333
	Masco Corp.	378,900	9,063
	Fluor Corp.	135,000	9,017

16

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	Steelcase Inc. Class A	518,400	8,393
*	Sensata Technologies
	Holding NV	185,000	8,238
	ITT Corp.	179,300	8,058
	ArcBest Corp.	213,600	7,967
	Hyster-Yale Materials
	Handling Inc.	105,600	7,563
*	AECOM Technology Corp.	218,900	7,388
*	Hawaiian Holdings Inc.	548,500	7,377
	Toro Co.	119,200	7,060
	Standex International Corp.	78,050	5,787
	IDEX Corp.	72,900	5,276
	GATX Corp.	90,300	5,271
*	United Continental Holdings
	Inc.	100,000	4,679
*	Generac Holdings Inc.	114,100	4,626
	Lennox International Inc.	55,000	4,228
*	WABCO Holdings Inc.	40,700	3,702
	Mueller Water Products Inc.
	Class A	446,500	3,697
	Alliant Techsystems Inc.	26,700	3,408
	Ryder System Inc.	32,900	2,960
*	Korn/Ferry International	104,200	2,595
	West Corp.	87,700	2,584
*	Avis Budget Group Inc.	38,637	2,121
*	Saia Inc.	38,650	1,915
	Harsco Corp.	89,100	1,908
	G&K Services Inc. Class A	31,100	1,722
*	Aerovironment Inc.	48,600	1,461
*	Huron Consulting Group
	Inc.	22,900	1,396
	Briggs & Stratton Corp.	66,500	1,198
*	Blount International Inc.	69,300	1,049
	HNI Corp.	27,700	997
	Douglas Dynamics Inc.	38,000	741
*	American Woodmark Corp.	15,000	553
	Kimball International Inc.
	Class B	33,500	504
	Hillenbrand Inc.	16,100	497
*	Wabash National Corp.	29,600	394
	ESCO Technologies Inc.	9,100	317
*	Performant Financial Corp.	38,400	310
	Insteel Industries Inc.	12,700	261
	Heidrick & Struggles
	International Inc.	10,000	205
	Global Brass & Copper
	Holdings Inc.	7,100	104
			780,847
Information Technology (15.2%)
*	Electronic Arts Inc.	1,441,200	51,321
	Computer Sciences Corp.	828,800	50,681
*	Take-Two Interactive
	Software Inc.	1,975,700	45,579
*	Alliance Data Systems
	Corp.	181,100	44,962

			Market
			Value•
		Shares	($000)
*	Gartner Inc.	602,291	44,250
*	RF Micro Devices Inc.	3,809,600	43,963
*	Aspen Technology Inc.	1,049,600	39,591
	Lexmark International Inc.
	Class A	916,000	38,930
*,^	Advanced Micro Devices
	Inc.	10,042,835	34,246
*	Manhattan Associates
	Inc.	1,018,400	34,035
*	ARRIS Group Inc.	1,011,900	28,692
	Heartland Payment
	Systems Inc.	552,300	26,356
	Anixter International Inc.	301,208	25,554
	Booz Allen Hamilton
	Holding Corp. Class A	921,400	21,561
	Jack Henry & Associates
	Inc.	333,300	18,551
	CDW Corp.	597,100	18,540
	Broadridge Financial
	Solutions Inc.	381,700	15,890
	Harris Corp.	236,900	15,730
	Marvell Technology
	Group Ltd.	1,050,000	14,154
	Lam Research Corp.	176,500	13,185
*	Freescale Semiconductor
	Ltd.	646,700	12,630
	DST Systems Inc.	142,270	11,939
*	Tech Data Corp.	198,900	11,707
*	OmniVision Technologies
	Inc.	433,100	11,460
*	Fiserv Inc.	174,000	11,246
	Brocade Communications
	Systems Inc.	1,031,700	11,215
	Avnet Inc.	269,100	11,168
	Skyworks Solutions Inc.	175,000	10,159
*	SYNNEX Corp.	146,074	9,441
	MAXIMUS Inc.	227,080	9,113
*	Cirrus Logic Inc.	384,600	8,019
*	Ingram Micro Inc.	299,500	7,730
*	MicroStrategy Inc.
	Class A	55,900	7,314
	NVIDIA Corp.	375,000	6,919
*	Super Micro Computer
	Inc.	188,100	5,534
*	ON Semiconductor Corp.	500,000	4,470
*	Flextronics International
	Ltd.	423,000	4,365
	Linear Technology Corp.	90,000	3,995
*	CommScope Holding Co.
	Inc.	157,221	3,759
*	Ciena Corp.	209,600	3,505
*	Rambus Inc.	249,300	3,111
*	Vistaprint NV	50,000	2,740
*	Sanmina Corp.	122,200	2,549

17

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
*	TriQuint Semiconductor
	Inc.	128,000	2,441
*	Fairchild Semiconductor
	International Inc. Class A	150,000	2,330
*	Sapient Corp.	154,400	2,162
	Diebold Inc.	48,300	1,706
*	Global Cash Access
	Holdings Inc.	240,300	1,622
*	Fabrinet	107,000	1,562
*	Angie’s List Inc.	238,600	1,520
*	iGATE Corp.	35,500	1,304
*	Blackhawk Network
	Holdings Inc. Class B	38,436	1,241
	EarthLink Holdings Corp.	324,700	1,110
	Science Applications
	International Corp.	21,500	951
*	VASCO Data Security
	International Inc.	46,200	868
*	Amkor Technology Inc.	95,800	806
*	Kemet Corp.	42,800	176
*	Quantum Corp.	150,000	174
	PC Connection Inc.	3,600	77
			819,909
Materials (6.8%)
	CF Industries Holdings Inc.	209,300	58,441
	United States Steel Corp.	1,039,500	40,717
	Cytec Industries Inc.	652,800	30,871
	Ball Corp.	482,600	30,534
	Westlake Chemical Corp.	330,772	28,641
	Avery Dennison Corp.	570,100	25,455
	Eastman Chemical Co.	262,486	21,232
	Olin Corp.	756,400	19,099
	NewMarket Corp.	35,722	13,611
	Alcoa Inc.	744,283	11,975
*	Owens-Illinois Inc.	419,600	10,931
*	Stillwater Mining Co.	692,900	10,414
*	Berry Plastics Group Inc.	349,289	8,816
	Worthington Industries Inc.	215,100	8,006
*	Graphic Packaging Holding
	Co.	636,819	7,916
	Valspar Corp.	88,700	7,006
	Neenah Paper Inc.	113,700	6,081
*	Century Aluminum Co.	155,800	4,046
	Celanese Corp. Class A	60,000	3,511
	International Flavors &
	Fragrances Inc.	36,600	3,509
*	Ferro Corp.	242,000	3,507
	Huntsman Corp.	120,000	3,119
*	Calgon Carbon Corp.	129,200	2,504
	Sonoco Products Co.	46,700	1,835
	Bemis Co. Inc.	48,200	1,833
	Innophos Holdings Inc.	9,600	529
	United States Lime &
	Minerals Inc.	600	35
			364,174

			Market
			Value•
		Shares	($000)
Telecommunication Services (0.9%)
	Frontier Communications
	Corp.	4,651,600	30,282
*	Level 3 Communications
	Inc.	404,800	18,512
*	Cincinnati Bell Inc.	187,000	630
	Atlantic Tele-Network Inc.	7,700	415
			49,839
Utilities (4.4%)
	Ameren Corp.	1,152,700	44,183
	AGL Resources Inc.	705,500	36,220
	AES Corp.	2,198,800	31,179
	DTE Energy Co.	269,050	20,469
	Portland General Electric
	Co.	632,300	20,309
	UGI Corp.	377,750	12,878
	New Jersey Resources
	Corp.	208,000	10,506
	Vectren Corp.	258,500	10,314
	PNM Resources Inc.	387,735	9,658
	CMS Energy Corp.	237,700	7,050
	CenterPoint Energy Inc.	252,400	6,176
	Wisconsin Energy Corp.	134,300	5,775
	Pinnacle West Capital Corp.	101,900	5,568
	Great Plains Energy Inc.	152,000	3,674
	MDU Resources Group Inc.	115,700	3,218
	Westar Energy Inc. Class A	84,700	2,890
	Atmos Energy Corp.	51,700	2,466
	American States Water Co.	58,400	1,777
	Avista Corp.	29,500	901
	California Water Service
	Group	11,900	267
	Unitil Corp.	3,900	121
	Connecticut Water Service
	Inc.	2,600	85
			235,684
Total Common Stocks
(Cost $4,386,259)			5,370,131
Temporary Cash Investments (1.3%)[1]
Money Market Fund (1.2%)
[2,3]	Vanguard Market
	Liquidity Fund, 0.109%	70,259,807	70,260

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
[4,5]	Fannie Mae
	Discount Notes,
	0.080%, 10/6/14	200	200
6	Federal Home Loan
	Bank Discount Notes,
	0.080%, 10/3/14	1,000	1,000

18

Strategic Equity Fund

		Face	Market
		Amount	Value•
		($000)	($000)
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.080%, 10/8/14	100	100
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.050%, 12/26/14	1,500	1,499
4	Freddie Mac
	Discount Notes,
	0.090%, 1/22/15	100	100
			2,899
Total Temporary Cash Investments
	(Cost $73,160)		73,159
	Total Investments (100.9%)
	(Cost $4,459,419)		5,443,290
Other Assets and Liabilities (-0.9%)
	Other Assets		12,712
	Liabilities[3]		(63,852)
			(51,140)
	Net Assets (100%)
Applicable to 168,408,393 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			5,392,150
	Net Asset Value Per Share		$32.02

At September 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	4,169,319
Undistributed Net Investment Income	34,092
Accumulated Net Realized Gains	205,597
Unrealized Appreciation (Depreciation)
Investment Securities	983,871
Futures Contracts	(729)
Net Assets	5,392,150

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $34,102,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.9%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $35,963,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $1,800,000 have been segregated as initial margin for open futures contracts.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

19

Strategic Equity Fund

Statement of Operations

Year Ended
September 30, 2014
($000)
Investment Income
Income
Dividends	70,085
Interest[1]	46
Securities Lending	2,903
Total Income	73,034
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,169
Management and Administrative	11,462
Marketing and Distribution	748
Custodian Fees	57
Auditing Fees	32
Shareholders’ Reports	55
Trustees’ Fees and Expenses	5
Total Expenses	13,528
Net Investment Income	59,506
Realized Net Gain (Loss)
Investment Securities Sold	728,891
Futures Contracts	2,672
Realized Net Gain (Loss)	731,563
Change in Unrealized Appreciation (Depreciation)
Investment Securities	7,741
Futures Contracts	(769)
Change in Unrealized Appreciation (Depreciation)	6,972
Net Increase (Decrease) in Net Assets Resulting from Operations	798,041
1 Interest income from an affiliated company of the fund was $44,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Strategic Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	59,506	64,763
Realized Net Gain (Loss)	731,563	465,343
Change in Unrealized Appreciation (Depreciation)	6,972	498,808
Net Increase (Decrease) in Net Assets Resulting from Operations	798,041	1,028,914
Distributions
Net Investment Income	(56,549)	(52,913)
Realized Capital Gain	—	—
Total Distributions	(56,549)	(52,913)
Capital Share Transactions
Issued	895,563	451,413
Issued in Lieu of Cash Distributions	52,365	49,012
Redeemed	(536,280)	(491,012)
Net Increase (Decrease) from Capital Share Transactions	411,648	9,413
Total Increase (Decrease)	1,153,140	985,414
Net Assets
Beginning of Period	4,239,010	3,253,596
End of Period[1]	5,392,150	4,239,010
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $34,092,000 and $32,183,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Strategic Equity Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$27.34	$21.02	$16.30	$16.30	$14.52
Investment Operations
Net Investment Income	. 361	. 426[1]	.249	.210	.221
Net Realized and Unrealized Gain (Loss)
on Investments	4.679	6.244	4.667	.017	1.759
Total from Investment Operations	5.040	6.670	4.916	.227	1.980
Distributions
Dividends from Net Investment Income	(. 360)	(. 350)	(.196)	(. 227)	(.200)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 360)	(. 350)	(.196)	(. 227)	(.200)
Net Asset Value, End of Period	$32.02	$27.34	$21.02	$16.30	$16.30

Total Return[2]	18.53%	32.23%	30.32%	1.23%	13.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,392	$4,239	$3,254	$2,756	$3,103
Ratio of Total Expenses to Average Net Assets	0.27%	0.28%	0.29%	0.30%	0.30%
Ratio of Net Investment Income to
Average Net Assets	1.19%	1.75%[1]	1.25%	1.09%	1.37%
Portfolio Turnover Rate	60%	64%	67%	73%	60%
1 Net investment income per share and the ratio of net investment income to average net assets include $.043 and 0.18%, respectively, resulting from a special dividend received in connection with a merger between T-Mobile US Inc. and Metro PCS Communications Inc. in May 2013.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Strategic Equity Fund

Notes to Financial Statements

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

23

Strategic Equity Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At September 30, 2014, the fund had contributed capital of $549,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.22% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

24

Strategic Equity Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	5,370,131	—	—
Temporary Cash Investments	70,260	2,899	—
Futures Contracts—Assets[1]	55	—	—
Futures Contracts—Liabilities[1]	(344)	—	—
Total	5,440,102	2,899	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	December 2014	117	12,830	(308)
E-mini S&P MidCap 400 Index	December 2014	73	9,968	(421)
				(729)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

25

Strategic Equity Fund

Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended September 30, 2014, the fund realized gains on the sale of passive foreign investment companies of $180,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Passive foreign investment companies held at September 30, 2014, had unrealized appreciation of $100,000, of which all has been distributed and is reflected in the balance of undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,228,000 from undistributed net investment income, and $4,333,000 from accumulated net realized gains, to paid-in capital.

The fund used a capital loss carryforward of $521,412,000 to offset taxable capital gains realized during the year ended September 30, 2014, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at September 30, 2014, the fund had $41,251,000 of ordinary income and $205,069,000 of long-term capital gains available for distribution.

At September 30, 2014, the cost of investment securities for tax purposes was $4,459,721,000. Net unrealized appreciation of investment securities for tax purposes was $983,569,000, consisting of unrealized gains of $1,086,303,000 on securities that had risen in value since their purchase and $102,734,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2014, the fund purchased $3,401,021,000 of investment securities and sold $2,984,180,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	29,053	18,636
Issued in Lieu of Cash Distributions	1,751	2,331
Redeemed	(17,464)	(20,671)
Net Increase (Decrease) in Shares Outstanding	13,340	296

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2014, that would require recognition or disclosure in these financial statements.

26

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Strategic Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Strategic Equity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 14, 2014

Special 2014 tax information (unaudited) for Vanguard Strategic Equity Fund

This information for the fiscal year ended September 30, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $4,333,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $52,658,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 89.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

27

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Strategic Equity Fund
Periods Ended September 30, 2014
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	18.53%	18.65%	9.09%
Returns After Taxes on Distributions	18.17	18.39	8.37
Returns After Taxes on Distributions and Sale of Fund Shares	10.71	15.20	7.35

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Six Months Ended September 30, 2014

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Equity Fund	3/31/2014	9/30/2014	Period
Based on Actual Fund Return	$1,000.00	$1,020.40	$1.37
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.71	1.37
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

30

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

31

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

32

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1140 112014

Annual Report | September 30, 2014

Vanguard Global Equity Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	31
About Your Fund’s Expenses.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2014

				Total
				Returns
Vanguard Global Equity Fund				11.95%
MSCI All Country World Index				11.32
Global Funds Average				9.32
Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2013, Through September 30, 2014
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Global Equity Fund	$21.94	$24.19	$0.358	$0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Global Equity Fund returned almost 12% for the fiscal year ended September 30, 2014, outpacing its comparative standards. Most of your fund’s gains were achieved in the first half of the year. The broad U.S. market rally fizzled in the second half, and many European developed markets declined.

U.S. equities, the largest slice of the fund, contributed more than two-thirds of its total return, aided by your advisors’ choices. Compared with the MSCI All Country World Index, the fund’s Japanese holdings provided the most notable boost, with an assist from U.S. stocks.

If you hold Vanguard Global Equity Fund in a taxable account, you may wish to review the discussion of after-tax returns later in this report.

Brief patchiness for stocks didn’t hinder strong returns
After a strong first half, the global stock market rally lost momentum in the second half of the fiscal year. The broad U.S. stock market managed a robust return of nearly 18% for the 12 months ended September 30 despite stumbling later in the period. Generally strong corporate profits and progress in the U.S. economy carried the markets through most of the fiscal year. Toward the end, however, high stock valuations, international tensions, the unsettled global economy, and the Federal Reserve’s gradual shift from its accommodative policies weighed on results.

During the final months of the fiscal year, the performance gap between U.S. and international stocks widened amid tensions in the Middle East and Ukraine and concerns over China’s slower growth and Europe’s slumping economy. In the end, international stocks returned about 5%. Emerging markets returned more than 6%, ahead of developed European markets; weakness in Japan weighed on the developed Pacific region.

Bonds bounced back strongly despite a pause late in the year
Bond returns, which were surprisingly robust through much of the 12 months, also met resistance late in the period. Still, the broad U.S. taxable bond market returned 3.96%, a significant recovery from its negative outcome a year ago.

Since January, the Fed has pared back its bond-buying program, with the aim of ending it in October. For most of the fiscal year, interest rates did not rise as analysts had predicted. The yield of the 10-year U.S. Treasury note ended September at 2.48%, down from 2.63% a year earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 7.93% as strong investor demand and a limited supply of new issues helped drive up prices.

After this advance for U.S. taxable and tax-exempt bonds, it’s worth remembering that the current low yields imply lower future returns. As yields drop, the scope for further declines—and increases in prices—diminishes.

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.01%	23.23%	15.90%
Russell 2000 Index (Small-caps)	3.93	21.26	14.29
Russell 3000 Index (Broad U.S. market)	17.76	23.08	15.78
FTSE All-World ex US Index (International)	5.11	12.12	6.31

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.96%	2.43%	4.12%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.93	4.56	4.67
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

CPI
Consumer Price Index	1.66%	1.61%	1.96%

3

Money market funds and savings accounts posted negligible returns as the Fed kept its target for short-term interest rates to 0%–0.25%.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –0.81% after sinking in September.

U.S., Japanese selections lifted the fund above its benchmark
The three advisors of Vanguard Global Equity Fund scour the globe seeking opportunities for long-term capital appreciation among both growth and value stocks and among companies of all sizes. The United States typically represents the largest regional holding, by virtue of the U.S. market’s sheer size. But investors seeking an example of the potential benefits of global diversification need look no further than the fiscal year that just ended.

In the second half of the year, while the U.S. rally lost steam and many of Europe’s developed markets declined, emerging markets gained more ground and the Japanese market reversed its first-half slide. Of course, you shouldn’t draw conclusions based on a short period, but this shift is a reminder that global markets don’t always move in lockstep.

These broad-market dynamics played out in your fund. Its stake in U.S. stocks remained a bit smaller than that of the benchmark (almost 46% of fund assets on average during the year, compared with more than 48% for the benchmark).

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Global Equity Fund	0.61%	1.44%

The fund expense ratio shown is from the prospectus dated January 28, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2014, the fund’s expense ratio was 0.61%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Global Funds.

4

But the advisors’ selections returned about 20%, giving your fund an edge over U.S. equities in the benchmark.

The advisors’ higher-than-benchmark stake in Japanese stocks proved even more rewarding. Your fund’s holdings returned 11%, about 10 percentage points more than their counterparts in the index. It’s worth noting that although the Japanese stock market returned less than 1% for the fiscal year for U.S. dollar-based investors, its local-currency return was more than 12% (as measured by the MSCI Japan Index Local). The Japanese yen weakened during the year as Prime Minister Shinzo Abe’s reforms to stimulate the economy took hold.

In developed Europe, after a robust start to the year, many markets—including France, Germany, Italy, and Spain—lost ground in the last six months as clouds appeared on the economic horizon in the form of deflation and other concerns. The fund’s European stocks produced a return in line with the benchmark, and with a similar weight—about one-quarter of total assets, on average.

All ten of the industry sectors represented in the fund advanced for the year on a global basis, many with double-digit returns. Several sectors finished the year in the red in emerging markets, which modestly held back the fund’s results.

Total Returns
Ten Years Ended September 30, 2014
Average
Annual Return
Global Equity Fund	7.69%
Spliced Global Equity Index	7.40
Global Funds Average	6.72
For a benchmark description, see the Glossary. Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

The Advisors’ Report that follows this letter provides additional details about the management of the fund during the fiscal year.

Outperformance continued over a decade of ups and downs
Vanguard Global Equity Fund’s average annual return for the ten years ended September 30, 2014, was 7.69%, ahead of its comparative standards. Amid a challenging decade, this is a tribute to the skill and discipline of the fund’s advisors. And it reflects the benefit of Vanguard’s focus on low costs, as I discuss in my closing remarks.

I would like to take this opportunity to acknowledge Acadian Asset Management LLC’s October ten-year anniversary of managing a portion of the Global Equity Fund. We thank its three portfolio managers for their dedicated service to Vanguard shareholders.

High costs don’t equal strong fund performance
The adage “you get what you pay for” doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For at vanguard.com/research.)

Shouldn’t paying the highest fees allow you to purchase the services of the greatest talents, and therefore get the best returns? As it turns out, the data don’t support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

That’s why Vanguard always seeks to minimize costs. Indexing, of course, is the purest form of low-cost investing. And we negotiate low fees for the Global Equity Fund and our other actively managed funds, which are run by world-class advisors. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you earn.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 16, 2014

6

Advisors’ Report

For the fiscal year ended September 30, 2014, Vanguard Global Equity Fund returned 11.95%, outpacing its benchmark index and the average return of peer funds. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the year and of how portfolio positioning reflects this assessment. These comments were prepared on October 10, 2014.

Vanguard Global Equity Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Acadian Asset Management LLC	33	1,501	A quantitative, active, bottom-up investment process
			that combines stock and peer-group valuation to arrive
			at a return forecast for each of more than 40,000
			securities in the global universe.
Marathon Asset Management	33	1,491	A long-term and contrarian investment philosophy and
LLP			process with a focus on industry capital cycle analysis
			and in-depth management assessment.
Baillie Gifford Overseas Ltd.	32	1,462	A long-term, active, bottom-up investment approach is
			used to identify companies that can generate
			above-average growth in earnings and cash flow.
Cash Investments	2	77	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

7

Acadian Asset Management LLC

Portfolio Managers:

John R. Chisholm, CFA,
Executive Vice President and
Chief Investment Officer

Ronald D. Frashure, CFA, Chairman

Brian K. Wolahan, CFA,
Senior Vice President,
Senior Portfolio Manager

Global equities realized double-digit gains in the fiscal year. After bouncing back in the wake of the Federal Reserve’s decision last year to postpone tapering of its bond purchases, equity markets continued to gain strength in late 2013. Emerging markets realized more moderate gains, held back by concerns about decelerating growth in China and lingering worries about higher interest rates in the United States.

Global investors saw 2014 get off to a rocky start. Capital outflows from emerging markets resumed even as the United States, Europe, and Japan showed signs of economic growth. Investors cautiously watched the evolving situation in Ukraine and were surprised by a perceived forward shift in the timing of rate increases based on comments from Fed Chair Janet Yellen late in the first calendar quarter. Japan began to reverse course from 2013’s performance, as bright spots were overshadowed by April’s consumption-tax increase and questions about the sustainability of price gains.

In subsequent months, signs of a slow-but-steady improvement in the U.S. economy helped sustain investor sentiment, as second-quarter GDP growth rebounded strongly after a weather-related first-quarter contraction. European markets lagged the broad index amid deflationary pressures and economic softening in the Eurozone. The European Central Bank pledged a more aggressive policy in order to mitigate these problems, which helped improve otherwise-negative investor sentiment. Japan regained much of the ground lost earlier in the year, boosted by yen weakness and strong corporate earnings reports, though economic data more broadly remained weak. Emerging markets recovered from an early-year malaise but again slipped amid weak data from China and as the U.S. dollar strengthened.

Our portfolio was focused on attractively valued stocks that appeared likely to rise based on earnings data, price characteristics, and quality. Key overweighted markets, based on bottom-up stock selection, included the United States, South Korea, Taiwan, and Canada. We underweighted the United Kingdom, Switzerland, Australia, and France. We kept the sector focus on information technology, industrials, and energy.

Stock selection contributed the majority of value added, with a boost from country allocations. U.S. stock selection was the main driver of active return, with industrials and energy holdings leading gains. Losses at the stock level came from markets such as India, South Korea, China, and Brazil. At the country level, overweighting India and the United States and underweighting France added value, while the Korean overweight was costly.

8

Marathon Asset Management LLP

Portfolio Managers:

Neil M. Ostrer, Co-Head of Global Equity

William J. Arah, Co-Head of Global Equity

Global markets extended their positive run, although investor sentiment was checked toward the end of the period because of increasing geopolitical tensions. Our stock selection was positive in Europe and Japan Detractors were our stock selection in the United States, our underweight to North America, and currency—because of our overweight to the underperforming yen and underweight to the strengthening U.S. dollar.

Not owning benchmark leader Apple hurt as shares reached record levels following the iPhone 6 launch. However, Intel and Sigma-Aldrich helped. Intel’s shares outperformed on better-than-expected PC demand, while Sigma-Aldrich rose after its takeover by Merck.

In Europe, positive stock selection was led by Coloplast, which delivered better-than-expected organic growth and margin improvement, and Vestas Wind Systems, which benefited from the restructuring implemented by new management and a more favorable operating environment. In Japan, positive selection was led by electronics group Fujitsu and personal care products company Kao. In emerging markets, Indian utility CESC was the best performer in the portfolio, benefiting from positive sentiment surrounding the Indian elections. Conversely, African Bank Investments, South Africa’s biggest provider of unsecured loans, was bailed out by South Africa’s central bank after its collapse.

Looking ahead, the North American market appears vulnerable, not least because of deteriorating market breadth. While the U.S. economy has been recovering, much of this improvement has been factored into share prices. Meanwhile, a stronger dollar, falling bond yields, and falling oil prices all indicate that economic growth outside the United States is slowing, probably to the detriment of the earnings growth of multinational companies. European markets have suffered somewhat from a combination of a weaker growth outlook and external factors such as the China slowdown, the Middle Eastern and Ukraine crises, and the Ebola outbreak. The risk is that European growth diminishes further and that European Central Bank actions are ineffective. In Japan, as macro troubles appear to be easing, we continue to see positive shifts in management positioning and expect the announcement of interim corporate results in October and November to be accompanied by signs of improving shareholder returns and a greater focus on corporate governance.

9

Baillie Gifford Overseas Ltd.

Portfolio Managers:

Charles Plowden, Joint Senior Partner and
Lead Portfolio Manager

Spencer Adair, CFA,
Partner and Investment Manager,
Global Alpha Strategy

Malcolm MacColl, Partner and Investment
Manager, Global Alpha Strategy

The trend of consistently strong equity returns since the market nadir in 2009 has continued. Despite the specter of the U.S. Federal Reserve’s bond-purchase tapering, the U.S. market has had the most momentum. This reflects better underlying economic conditions, improving confidence (evidenced by rising takeover activity), and the continued success of innovation in many areas ranging from hydraulic fracturing to biotechnology.

At the same time, other parts of the world continue to struggle. For several months, we have been focusing our research on an overriding theme of “decoupling”; we think the coordinated global monetary policy of the last few years is starting to evaporate. We believe that some emerging economies have solid foundations, while others are likely to struggle. For example, Brazil has fallen into recession and its companies are stagnating as the model of growth driven by internal consumption comes under pressure.

We remain enthusiastic about Asian growth opportunities. Visits to China and Hong Kong over the past six months have confirmed that one of our largest holdings, Prudential (savings and life insurance), is an outstanding opportunity supported by strong brands and distribution. Prudential and its peer, AIA, dominate many fast-growing Asian savings and insurance markets. We bought AIA earlier this year and have since added to our position. We expect many years of strong and profitable growth from these companies.

We have added to holdings in developed-market companies that we think could return to more normal profitability levels, such as the Bank of Ireland and Martin Marietta Materials. The latter company produces construction aggregates in the United States, where volumes are substantially below the prior peak but prices are much improved; that bodes well for future profit growth.

We sold a number of long-term holdings: Walt Disney, John Deere, and Bandai Namco. We bought Disney in 2008 at a depressed multiple of weak profits; these have improved as we had hoped.

Although Fed tapering may cause concerns, we take a different view. The world economy has been on life support for many years, and the withdrawal of unconventional monetary policy is good news in the long run. As this stimulus is removed, decoupling will lead to a greater divergence between winners and losers, which provides an exciting backdrop for stockpickers.

10

Global Equity Fund

Fund Profile
As of September 30, 2014

Portfolio Characteristics
		MSCI All
		Country
	Fund	World Index
Number of Stocks	730	2,439
Median Market Cap	$20.3B	$46.4B
Price/Earnings Ratio	16.9x	18.1x
Price/Book Ratio	2.1x	2.1x
Return on Equity	16.1%	16.7%
Earnings Growth
Rate	14.5%	13.3%
Dividend Yield	1.9%	2.4%
Turnover Rate	45%	—
Ticker Symbol	VHGEX	—
Expense Ratio[1]	0.61%	—
Short-Term Reserves	1.1%	—

Sector Diversification (% of equity exposure)
		MSCI All
		Country
	Fund	World Index
Consumer Discretionary	11.9%	11.3%
Consumer Staples	9.7	9.6
Energy	6.8	9.4
Financials	22.3	21.5
Health Care	10.3	11.3
Industrials	12.9	10.5
Information Technology	18.0	13.4
Materials	3.7	5.8
Telecommunication Services	3.2	3.9
Utilities	1.2	3.3

Volatility Measures
MSCI All
Country
World Index
R-Squared	0.97
Beta	0.99
These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Ten Largest Holdings (% of total net assets)
Samsung Electronics Co. Technology
Ltd.	Hardware, Storage &
	Peripherals	1.2%
Royal Caribbean Cruises	Hotels, Resorts &
Ltd.	Cruise Lines	1.1
Prudential plc	Life & Health
	Insurance	1.1
Nestle SA	Packaged Foods &
	Meats	1.1
Wells Fargo & Co.	Diversified Banks	1.0
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	1.0
Roche Holding AG	Pharmaceuticals	1.0
Royal Dutch Shell plc	Integrated Oil & Gas	0.9
Naspers Ltd.	Cable & Satellite	0.9
Nippon Telegraph &	Integrated
Telephone Corp.	Telecommunication
	Services	0.9
Top Ten		10.2%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated January 28, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2014, the expense ratio was 0.61%.

11

Global Equity Fund

Market Diversification (% of equity exposure)
		MSCI All
		Country
		World
	Fund	Index
Europe
United Kingdom	8.3%	7.5%
Switzerland	3.5	3.2
Sweden	1.9	1.1
Germany	1.9	3.1
Ireland	1.4	0.1
Norway	1.2	0.3
Denmark	1.1	0.5
France	1.0	3.5
Other	2.2	4.2
Subtotal	22.5%	23.5%
Pacific
Japan	8.8%	7.4%
South Korea	3.0	1.6
Australia	1.3	2.6
Hong Kong	1.3	1.0
Other	0.7	0.5
Subtotal	15.1%	13.1%
Emerging Markets
China	2.7%	2.1%
Taiwan	2.5	1.3
India	1.3	0.8
South Africa	1.2	0.8
Brazil	1.0	1.1
Other	2.4	2.9
Subtotal	11.1%	9.0%
North America
United States	46.3%	50.3%
Canada	4.0	3.8
Subtotal	50.3%	54.1%
Middle East	0.4%	0.2%
Other	0.6%	0.1%

12

Global Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2004, Through September 30, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Global Equity Fund*	11.95%	11.45%	7.69%	$20,987

••••••••	Spliced Global Equity Index	11.32	10.07	7.40	20,420
	Global Funds Average	9.32	9.53	6.72	19,168

For a benchmark description, see the Glossary.
Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

13

Global Equity Fund

Fiscal-Year Total Returns (%): September 30, 2004, Through September 30, 2014

14

Global Equity Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of September 30, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Argentina †		3,069	0.1%

Australia †		59,095	1.3%

Austria †		2,982	0.1%

Belgium †		4,458	0.1%

Brazil †		44,352	1.0%

Canada
Bank of Montreal	385,700	28,388	0.6%
Toronto-Dominion Bank	533,100	26,309	0.6%
Magna International Inc.	273,600	25,969	0.6%
Canadian Imperial Bank of Commerce	287,100	25,786	0.6%
Canada—Other †		68,507	1.5%
		174,959	3.9%

Chile †		9,722	0.2%

China
China Mobile Ltd.	3,062,000	35,833	0.8%
* Baidu Inc. ADR	124,960	27,270	0.6%
China Resources Enterprise Ltd.	5,636,994	13,344	0.3%
China—Other †		46,177	1.0%
		122,624	2.7%

Colombia †		1,605	0.0%

Cyprus †		260	0.0%

Czech Republic †		1,963	0.0%

15

Global Equity Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Denmark †		47,597	1.1%

Finland †		15,131	0.3%

France †		45,665	1.0%

Germany †		82,251	1.8%

Hong Kong
AIA Group Ltd.	4,398,200	22,698	0.5%
Hong Kong—Other †		32,220	0.7%
		54,918	1.2%

India †		56,549	1.3%

Indonesia †		8,323	0.2%

Ireland
* Ryanair Holdings plc ADR	484,576	27,345	0.6%
Ireland—Other †		34,034	0.8%
		61,379	1.4%

Israel †		15,453	0.3%

Italy †		18,233	0.4%

Japan
Nippon Telegraph & Telephone Corp.	630,900	39,125	0.8%
Daito Trust Construction Co. Ltd.	204,500	24,183	0.5%
Inpex Corp.	1,517,200	21,450	0.5%
Japan—Other †		301,978	6.7%
		386,736	8.5%

Luxembourg †		1,257	0.0%

Malaysia †		9,066	0.2%

Mexico
America Movil SAB de CV ADR	1,111,516	28,010	0.6%
Mexico—Other †		10,245	0.2%
		38,255	0.8%

Netherlands †		33,293	0.7%

New Zealand †		1,952	0.0%

Norway
Statoil ASA	1,127,005	30,684	0.7%
Norway—Other †		23,531	0.5%
		54,215	1.2%
Other
1 Vanguard FTSE Emerging Markets ETF	272,264	11,356	0.3%

Peru †		561	0.0%

Global Equity Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Philippines †		5,056	0.1%

Poland †		5,489	0.1%

Russia †		10,874	0.2%

Singapore
DBS Group Holdings Ltd.	1,751,000	25,254	0.6%
Singapore—Other †		5,391	0.1%
		30,645	0.7%
South Africa
Naspers Ltd.	378,990	41,508	0.9%
South Africa—Other †		11,611	0.3%
		53,119	1.2%
South Korea
Samsung Electronics Co. Ltd.	30,754	34,445	0.7%
* SK Hynix Inc.	493,770	21,855	0.5%
2 Samsung Electronics Co. Ltd. GDR	38,400	21,431	0.5%
South Korea—Other †		53,775	1.2%
		131,506	2.9%

Spain †		20,788	0.5%

Sweden
Svenska Handelsbanken AB Class A	618,624	28,971	0.6%
Sweden—Other †		56,695	1.3%
		85,666	1.9%
Switzerland
Nestle SA	650,625	47,815	1.1%
Roche Holding AG	147,279	43,492	1.0%
Switzerland—Other †		61,166	1.3%
		152,473	3.4%
Taiwan
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,992,502	40,209	0.9%
Hon Hai Precision Industry Co. Ltd.	9,993,760	31,478	0.7%
Taiwan—Other †		38,671	0.8%
		110,358	2.4%

Thailand †		6,596	0.1%

Turkey †		6,994	0.2%

United Arab Emirates †		6,395	0.1%

United Kingdom
Prudential plc	2,174,852	48,350	1.1%
Royal Dutch Shell plc Class A	1,026,152	39,171	0.9%
Reckitt Benckiser Group plc	277,685	24,008	0.5%
2 United Kingdom—Other †		254,927	5.6%
		366,456	8.1%
United States
Consumer Discretionary
Royal Caribbean Cruises Ltd.	749,539	50,436	1.1%

Global Equity Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
* Amazon.com Inc.	69,551	22,426	0.5%
Consumer Discretionary—Other †		180,348	4.0%
		253,210	5.6%
Consumer Staples
Colgate-Palmolive Co.	484,591	31,605	0.7%
Tyson Foods Inc. Class A	690,973	27,204	0.6%
Coca-Cola Co.	625,384	26,679	0.6%
Procter & Gamble Co.	275,940	23,107	0.5%
Consumer Staples—Other †		71,884	1.6%
		180,479	4.0%
Energy
ConocoPhillips	365,893	27,998	0.6%
Energy—Other †		109,763	2.5%
		137,761	3.1%
Financials
Wells Fargo & Co.	913,056	47,360	1.0%
Moody’s Corp.	318,727	30,120	0.7%
M&T Bank Corp.	239,867	29,573	0.7%
TD Ameritrade Holding Corp.	835,705	27,887	0.6%
* Markel Corp.	42,573	27,083	0.6%
* Berkshire Hathaway Inc. Class B	172,300	23,801	0.5%
Financials—Other †		230,717	5.1%
		416,541	9.2%
Health Care
WellPoint Inc.	306,282	36,637	0.8%
Johnson & Johnson	252,768	26,943	0.6%
* United Therapeutics Corp.	190,143	24,462	0.5%
Health Care—Other †		198,518	4.4%
		286,560	6.3%
Industrials
Southwest Airlines Co.	937,056	31,644	0.7%
Northrop Grumman Corp.	210,708	27,763	0.6%
Alaska Air Group Inc.	552,228	24,044	0.6%
Industrials—Other †		114,434	2.5%
		197,885	4.4%
Information Technology
* Google Inc. Class C	55,593	32,097	0.7%
* eBay Inc.	563,733	31,924	0.7%
Computer Sciences Corp.	454,615	27,800	0.6%
FLIR Systems Inc.	831,821	26,069	0.6%
Information Technology—Other †		372,898	8.2%
		490,788	10.8%
Materials
Praxair Inc.	250,373	32,298	0.7%
Materials—Other †		41,270	0.9%
		73,568	1.6%

Telecommunication Services †		221	0.0%

Utilities †		4,810	0.1%
		2,041,823	45.1%
Total Common Stocks (Cost $3,711,606)		4,401,517	97.1%[3]

Global Equity Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	0.109%	137,374,975	137,375	3.0%

[6,7]U.S. Government and Agency Obligations †			7,099	0.2%
Total Temporary Cash Investments (Cost $144,474)			144,474	3.2%[3]
[8]Total Investments (Cost $3,856,080)			4,545,991	100.3%
Other Assets and Liabilities
Other Assets			83,000	1.8%
Liabilities[5]			(97,527)	(2.1%)
			(14,527)	(0.3%)
Net Assets			4,531,464	100.0%

Net Assets
Applicable to 187,359,780 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				4,531,464
Net Asset Value Per Share				$24.19

At September 30, 2014, net assets consisted of:
				Amount
				($000)
Paid-in Capital				4,404,628
Undistributed Net Investment Income				43,277
Accumulated Net Realized Losses				(604,360)
Unrealized Appreciation (Depreciation)
Investment Securities				689,911
Futures Contracts				(396)
Forward Currency Contracts				(692)
Foreign Currencies				(904)
Net Assets				4,531,464

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the aggregate value of these securities was $23,794,000, representing 0.5% of net assets.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.7% and 1.6%, respectively, of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $22,406,000 of collateral received for securities on loan.
6 Securities with a value of $4,099,000 have been segregated as initial margin for open futures contracts.
7 Securities with a value of $1,356,000 have been segregated as collateral for open forward currency contracts.
8 The total value of securities on loan is $20,902,000.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Operations

Year Ended
September 30, 2014
($000)
Investment Income
Income
Dividends[1,2]	91,895
Interest[2]	178
Securities Lending	3,696
Total Income	95,769
Expenses
Investment Advisory Fees—Note B
Basic Fee	11,162
Performance Adjustment	3,549
The Vanguard Group—Note C
Management and Administrative	12,085
Marketing and Distribution	780
Custodian Fees	532
Auditing Fees	44
Shareholders’ Reports	49
Trustees’ Fees and Expenses	9
Total Expenses	28,210
Net Investment Income	67,559
Realized Net Gain (Loss)
Investment Securities Sold[2]	470,801
Futures Contracts	13,013
Foreign Currencies and Forward Currency Contracts	(1,465)
Realized Net Gain (Loss)	482,349
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(24,150)
Futures Contracts	296
Foreign Currencies and Forward Currency Contracts	(2,300)
Change in Unrealized Appreciation (Depreciation)	(26,154)
Net Increase (Decrease) in Net Assets Resulting from Operations	523,754
1 Dividends are net of foreign withholding taxes of $3,282,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $451,000, $171,000, and $491,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	67,559	71,037
Realized Net Gain (Loss)	482,349	779,269
Change in Unrealized Appreciation (Depreciation)	(26,154)	11,185
Net Increase (Decrease) in Net Assets Resulting from Operations	523,754	861,491
Distributions
Net Investment Income	(72,177)	(71,970)
Realized Capital Gain	—	—
Total Distributions	(72,177)	(71,970)
Capital Share Transactions
Issued	464,225	518,731
Issued in Lieu of Cash Distributions	68,763	68,497
Redeemed	(951,643)	(731,455)
Net Increase (Decrease) from Capital Share Transactions	(418,655)	(144,227)
Total Increase (Decrease)	32,922	645,294
Net Assets
Beginning of Period	4,498,542	3,853,248
End of Period[1]	4,531,464	4,498,542
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $43,277,000 and $43,866,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$21.94	$18.21	$15.24	$16.74	$15.49
Investment Operations
Net Investment Income	.353	.342	.320	.345[1]	.314
Net Realized and Unrealized Gain (Loss)
on Investments	2.255	3.730	3.012	(1.525)	1.292
Total from Investment Operations	2.608	4.072	3.332	(1.180)	1.606
Distributions
Dividends from Net Investment Income	(.358)	(. 342)	(. 362)	(. 320)	(. 356)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.358)	(. 342)	(. 362)	(. 320)	(. 356)
Net Asset Value, End of Period	$24.19	$21.94	$18.21	$15.24	$16.74

Total Return[2]	11.95%	22.72%	22.20%	-7.31%	10.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,531	$4,499	$3,853	$3,330	$3,906
Ratio of Total Expenses to Average Net Assets[3]	0.61%	0.61%	0.57%	0.54%	0.44%
Ratio of Net Investment Income to
Average Net Assets	1.45%	1.69%	1.82%	1.92%	1.94%
Portfolio Turnover Rate	45%	70%	67%	44%	64%
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.08%, 0.07%, 0.02%, (0.02%), and (0.11%).

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Notes to Financial Statements

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has

Global Equity Fund

entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended September 30, 2014, the fund’s average investments in long and short futures contracts represented 2% and less than 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned

Global Equity Fund

securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2014, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Acadian Asset Management LLC, Marathon Asset Management LLP, and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Acadian Asset Management LLC, Marathon Asset Management LLP, and Baillie Gifford Overseas Ltd. are subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended September 30, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.24% of the fund’s average net assets, before an increase of $3,549,000 (0.08%) based on performance.

Global Equity Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At September 30, 2014, the fund had contributed capital of $468,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.19% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—International	442,981	1,916,642	71
Common Stocks—United States	2,041,823	—	—
Temporary Cash Investments	137,375	7,099	—
Futures Contracts—Assets[1]	180	—	—
Futures Contracts—Liabilities[1]	(224)	—	—
Forward Currency Contracts—Liabilities	—	(692)	—
Total	2,622,135	1,923,049	71
1 Represents variation margin on the last day of the reporting period.

E. At September 30, 2014, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	180	—	180
Liabilities	(224)	(692)	(916)

Global Equity Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2014, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	13,013	—	13,013
Forward Currency Contracts	—	(677)	(677)
Realized Net Gain (Loss) on Derivatives	13,013	(677)	12,336

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	296	—	296
Forward Currency Contracts	—	(1,296)	(1,296)
Change in Unrealized Appreciation (Depreciation) on Derivatives	296	(1,296)	(1,000)

At September 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2014	72	35,379	(197)
FTSE 100 Index	December 2014	96	10,280	(264)
Dow Jones EURO STOXX 50 Index	December 2014	236	9,609	8
Topix Index	December 2014	64	7,740	189
S&P ASX 200 Index	December 2014	37	4,276	(125)
E-mini S&P 500 Index	December 2014	33	3,243	(7)
				(396)

Unrealized appreciation (depreciation) on open S&P 500 Index, FTSE 100 Index, Dow Jones EURO STOXX 50 Index, and E-mini S&P 500 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At September 30, 2014, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

Global Equity Fund

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	12/24/14	GBP	6,507	USD	10,608	(67)
BNP Paribas	12/24/14	EUR	7,609	USD	9,872	(255)
BNP Paribas	12/16/14	JPY	828,617	USD	7,795	(234)
Bank of America NA	12/23/14	AUD	5,032	USD	4,515	(136)
						(692)

AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; such differences are primarily attributed to the tax treatment of unrealized appreciation on passive foreign investment companies. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2014, the fund realized net foreign currency losses of $788,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended September 30, 2014, the fund realized gains on the sale of passive foreign investment companies of $4,817,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at September 30, 2014, had unrealized appreciation of $10,413,000, all of which has been distributed and is reflected in the balance of undistributed net investment income.

For tax purposes, at September 30, 2014, the fund had $62,640,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $476,698,000 to offset taxable capital gains realized during the year ended September 30, 2014. At September 30, 2014, the fund had available capital losses totaling $606,349,000 to offset future net capital gains through September 30, 2018.

Global Equity Fund

At September 30, 2014, the cost of investment securities for tax purposes was $3,866,614,000. Net unrealized appreciation of investment securities for tax purposes was $679,377,000, consisting of unrealized gains of $813,867,000 on securities that had risen in value since their purchase and $134,490,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2014, the fund purchased $1,999,876,000 of investment securities and sold $2,385,351,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended September 30,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	19,482	26,345
Issued in Lieu of Cash Distributions	2,958	3,713
Redeemed	(40,101)	(36,671)
Net Increase (Decrease) in Shares Outstanding	(17,661)	(6,613)

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2014, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Global Equity Fund:

In our opinion, the accompanying statement of net assets—investment summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Global Equity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 14, 2014

Special 2014 tax information (unaudited) for Vanguard Global Equity Fund

This information for the fiscal year ended September 30, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $65,443,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 41.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund designates to shareholders foreign source income of $47,650,000 and foreign taxes paid of $3,237,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2015 to determine the calendar-year amounts to be included on their 2014 tax returns.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Global Equity Fund
Periods Ended September 30, 2014
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	11.95%	11.45%	7.69%
Returns After Taxes on Distributions	11.57	11.12	7.04
Returns After Taxes on Distributions and Sale of Fund Shares	7.10	9.19	6.22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2014

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Equity Fund	3/31/2014	9/30/2014	Period
Based on Actual Fund Return	$1,000.00	$1,010.02	$3.02
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.06	3.04
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.60%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Global Equity Index: MSCI All Country World Index returns gross of taxes through March 31, 2007; MSCI All Country World Index returns net of withholding taxes thereafter.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

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guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
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You can review and copy information about your fund at
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Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1290 112014

Annual Report | September 30, 2014

Vanguard Strategic Small-Cap Equity Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	26
About Your Fund’s Expenses.	27
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2014

Total
Returns
Vanguard Strategic Small-Cap Equity Fund	12.48%
MSCI US Small Cap 1750 Index	8.18
Small-Cap Core Funds Average	5.63
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2013, Through September 30, 2014

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Strategic Small-Cap Equity Fund	$27.94	$30.91	$0.232	$0.276

1

Chairman’s Letter

Dear Shareholder,

U.S. stocks climbed to record highs during the 12 months ended September 30, 2014, despite occasional reversals because of concerns about the pace of economic growth, the prospect of rising interest rates, and bouts of instability abroad.

Companies with larger market capitalizations, which tend to have steadier earnings and higher yields, held more allure for investors, especially in the second half of the fiscal year as prospects for economic growth cooled. These companies’ more attractive valuations played a role as well, given the strong run small-caps have had since the financial crisis.

That said, Vanguard Strategic Small-Cap Equity Fund produced a return of 12.48% for the 12-month period, which was well ahead of its comparable standards. The result was about 4 percentage points better than the return of its benchmark, the MSCI US Small Cap 1750 Index, and almost 7 percentage points better than the average return of peer funds.

For the fund, all ten market sectors produced positive returns, five of them in double digits. Relative to the benchmark, the strongest sectors for the fund were industrials and consumer discretionary, which accounted for more than half of its outperformance.

If you own shares of your fund in a taxable account, you may wish to review the after-tax returns that appear later in

2

this report. Please note that as of September 30, 2014, the fund had realized long-term capital gains equal to about 7% of fund assets. Gains will be distributed in December.

Despite patchiness of late, stocks posted solid returns
The broad U.S. stock market managed a robust return of nearly 18% for the 12 months ended September 30, despite stumbling in two of the final three months Generally strong corporate profits and progress in the U.S. economy carried the markets through most of the period. High stock valuations, international tensions, the unsettled global economy, and a gradual shift from the Federal Reserve’s accommodative policies weighed on more recent results.

Over the period’s final months, the performance gap between U.S. stocks and their international counterparts widened amid tensions in the Middle East and Ukraine, coupled with China’s slower growth and Europe’s slumping economy. International stocks returned about 5%. Emerging markets and the developed markets of Europe and the Pacific region all recorded single-digit returns.

Bonds bounced back strongly, even given their recent pause
Bond returns, which were surprisingly robust through most of the fiscal year, also met resistance late in the period. Still, the broad U.S. taxable bond market returned 3.96%, a significant recovery from its negative outcome a year ago.

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.01%	23.23%	15.90%
Russell 2000 Index (Small-caps)	3.93	21.26	14.29
Russell 3000 Index (Broad U.S. market)	17.76	23.08	15.78
FTSE All-World ex US Index (International)	5.11	12.12	6.31

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.96%	2.43%	4.12%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.93	4.56	4.67
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

CPI
Consumer Price Index	1.66%	1.61%	1.96%

3

Since January, the Fed has pared back its bond-buying program, with the aim of ending it in October. Until recently, interest rates did not rise as analysts had predicted. The yield of the 10-year U.S. Treasury note ended September at 2.48%, down from 2.63% a year earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds, which returned 7.93%, benefited from the broad market rally and a limited supply of new issues.

Following this advance for U.S. taxable and tax-exempt bonds, it’s worth remembering that the current low yields imply lower future returns: As yields drop, the scope for further declines—and increases in prices—diminishes.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –0.81% after sinking in September.

Money market funds and savings accounts posted negligible returns, as the Fed kept its target for short-term interest rates at 0%–0.25%.

Industrials and consumer stocks fueled the fund’s outperformance
Vanguard Equity Investment Group, through its Quantitative Equity Group, was successful over the 12 months in using its proprietary computer models to identify high-quality small-cap stocks that were available at good prices and have the potential to grow faster than their peers.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Strategic Small-Cap Equity Fund	0.41%	1.32%

The fund expense ratio shown is from the prospectus dated January 28, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2014, the fund’s expense ratio was 0.38%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Small-Cap Core Funds.

4

The fund met its objective of producing a benchmark-beating return without taking on significantly more risk through sector or market capitalization tilts. (For more information on the fund’s approach to active management, please see the text box on page 6.)

Industrial stocks were the standouts for the fund. The advisor’s outsized positions in rail-related stocks climbed amid a surge in rail traffic linked in part to the upswing in the oil and gas industry. While the fund missed out on some airline stocks that did well, it was invested in a number of others that helped it outperform its benchmark in this industry. Consolidation, improved pricing dynamics, and more efficient use of seating capacity have led to higher earnings in general for airlines.

Some holdings in commercial printing and rental construction equipment contributed to relative performance as well.

The fund’s quantitative screening also found relative value among consumer discretionary stocks. A number of its holdings in fast-food restaurant chains did very well, as did a narrow selection of stocks in the apparel and footwear segments.

Other pockets of outperformance for the fund came from packaged food producers and food distributors within the consumer staples sector, as well as some banks and life insurance companies within financials.

Total Returns
Inception Through September 30, 2014
Average
Annual Return
Strategic Small-Cap Equity Fund (Returns since inception: 4/24/2006)	6.58%
MSCI US Small Cap 1750 Index	7.46
Small-Cap Core Funds Average	5.20
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Not all of the fund’s stock choices aided relative performance. Within materials, for example, the fund underperformed because of its selection of stocks in metals and mining as well as paper products.

For more information about the advisor’s approach and the fund’s positioning during the year, please see the Advisor’s Report that follows this letter.

The fund’s track record shows further improvement
Since its inception more than eight years ago, Vanguard Strategic Small-Cap Equity Fund has produced an average annual return of 6.58%, behind its index (+7.46%) but well ahead of its peer group (+5.20%), which includes passive and actively managed funds.

Quantitative funds in general struggled during the financial crisis and in the sharp rebound that followed. When stocks moved lower and then rebounded more or less in lockstep, it created a difficult environment for these funds, whose relative performance is based on identifying stocks that will outperform their peers.

The fund has fared better since then, however. The advisor’s disciplined, quantitative strategy has delivered strong returns relative to its benchmark in four of the last five fiscal years.

Quant funds: Active management with more risk control

Index fund managers seek to closely match the risks and returns of an index. Traditional active fund managers seek to outperform, typically without much regard to close index tracking.

Quantitative investing has features of both strategies. As with indexing, quantitative fund managers rely on sophisticated computer models to build risk-controlled portfolios. And like traditional active managers, quants seek to outperform an index—but they impose more risk controls.

Vanguard’s Quantitative Equity Group (QEG) seeks to build a portfolio that focuses on paying a reasonable price for future earnings growth. In doing so, it analyzes the same types of fundamental data, such as earnings growth prospects and balance sheet quality, that other active managers do. The difference is that QEG uses a proprietary computer model to systematically evaluate thousands of companies very quickly and efficiently, without the human emotion that can cloud decision-making.

That still leaves room for good judgment, though. Each day, as they seek to beat the benchmark, the managers consider making small adjustments to their holdings, subject to minimizing turnover costs and meeting strict, internally set risk targets. Those targets include closely matching the index’s sector weights, an area where QEG believes that the risk of deviating from the benchmark isn’t justified by the rewards. It’s a fine balance between trying to outperform and controlling risk.

6

High costs don’t equal strong fund performance
The adage “You get what you pay for” doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For at vanguard.com/research.)

Wouldn’t paying the highest fees allow you to purchase the services of the greatest talents, and therefore get you the best returns? As it turns out, the data don’t support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

That’s why Vanguard always seeks to minimize costs. Indexing, of course, is the purest form of low-cost investing. And we negotiate low fees for our actively managed funds, which are run by world-class advisors. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you keep.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 16, 2014

Advisor’s Report

For the 12 months ended September 30, 2014, Vanguard Strategic Small-Cap Equity Fund returned 12.48%, outpacing its benchmark, the MSCI US Small Cap 1750 Index, which returned 8.18%.

Overall, U.S equities produced impressive returns for the period. The broad U.S. equity market was up about 18%, and large- and mid-capitalization stocks returned more than 19%, easily outpacing the small-cap universe. Globally, the U.S. equity market continued to deliver superior results relative to both developed markets and emerging markets.

Performance for the MSCI US Small Cap 1750 Index was broad-based, as nine of the ten sectors generated positive returns. Results were best among health care, utility, and materials stocks. Energy and consumer discretionary companies lagged the other sector groups, although they too produced positive returns; the telecommunication services sector returned about –9%.

The ongoing strength in the U.S. equity markets can be attributed in part to the continued accommodative policies of central banks around the world and a lower volatility environment across financial markets. In the beginning of July, the Chicago Board Options Exchange Volatility Index (VIX) registered 10.3, its lowest level in five years. Volatility began to trend back up in August and September, but still remained at levels below the index’s long-term average.

The labor market continued to recover, as the unemployment rate fell to 5.9% at the end of the period, a level not seen since July 2008. In addition, personal income levels have expanded and savings rates have dropped slightly, indicating a possible pickup in consumer spending. GDP recovered from a disappointing first quarter, and both manufacturing and non-manufacturing activity indexes moved higher.

That being said, there are still many factors that can affect the markets in the coming months: the uncertainty of midterm elections in the United States, the impact of the Federal Reserve’s winding down of its bond-purchase program, speculation as to when interest rates will rise, and geopolitical uncertainties across the globe.

Although it’s important to understand how overall portfolio performance is affected by the macroeconomic factors described above, our approach to investing focuses on specific stock fundamentals. Our process compares stocks in our investment universe against other stocks within the same industry group to identify those with characteristics that we believe will enable them to outperform over the long run. This strict quantitative process is based on a combination of valuation and other factors that are focused on fundamental growth. We use the results of our model to construct our portfolio, with the goal of maximizing expected return and minimizing exposure to risks

8

that our research indicates do not improve returns, such as significant deviations from market capitalization and sector weightings relative to our benchmark. For the fiscal year, our growth, valuation, and management decisions models were strong contributors to performance. Our sentiment model did not perform as expected, and the quality model was neutral.

Our stock selection results over the 12 months across sectors was effective, as we were able to produce positive selection results in nine of the ten index sectors, with the strongest results in industrials and consumer discretionary. In industrials, Greenbrier Companies, Trinity Industries, and United Rentals were the largest contributors to relative performance. In consumer discretionary, Hanesbrands, Jack in the Box, and Murphy USA drove our results.

Unfortunately, we were not able to avoid all poor performers. Our selections in the materials group were disappointing as Domtar, Schweitzer-Mauduit International, and Stillwater Mining did not perform as expected.

We thank you for your investment and look forward to the new fiscal year.

Portfolio Managers:

James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

Vanguard Equity Investment Group

October 20, 2014

9

Strategic Small-Cap Equity Fund

Fund Profile
As of September 30, 2014

Portfolio Characteristics
		MSCI US	DJ
		Small Cap	U.S. Total
		1750	Market
	Fund	Index	FA Index
Number of Stocks	328	1,738	3,768
Median Market Cap	$2.4B	$2.5B	$51.1B
Price/Earnings Ratio	19.7x	28.2x	20.5x
Price/Book Ratio	2.3x	2.2x	2.6x
Return on Equity	11.3%	11.0%	17.8%
Earnings Growth Rate	14.1%	12.5%	15.2%
Dividend Yield	1.3%	1.5%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	64%	—	—
Ticker Symbol	VSTCX	—	—
Expense Ratio[1]	0.41%	—	—
30-Day SEC Yield	0.93%	—	—
Short-Term Reserves	0.3%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		MSCI US	Total
		Small Cap	Market
		1750	FA
	Fund	Index	Index
Consumer
Discretionary	13.2%	13.1%	12.5%
Consumer Staples	2.9	3.0	8.3
Energy	5.9	6.0	9.1
Financials	23.2	23.4	17.4
Health Care	12.2	11.9	13.5
Industrials	16.3	16.6	11.2
Information
Technology	16.3	17.2	19.0
Materials	6.1	5.6	3.8
Telecommunication
Services	0.7	0.5	2.2
Utilities	3.2	2.7	3.0

Volatility Measures
	MSCI US	DJ
	Small Cap	U.S. Total
	1750	Market
	Index	FA Index
R-Squared	0.98	0.91
Beta	1.04	1.33
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Trinity Industries Inc.	Construction
	Machinery & Heavy
	Trucks	0.8%
Huntington Ingalls	Aerospace &
Industries Inc.	Defense	0.8
Centene Corp.	Managed Health
	Care	0.7
Spirit AeroSystems	Aerospace &
Holdings Inc.	Defense	0.7
PAREXEL International	Life Sciences Tools &
Corp.	Services	0.7
Manhattan Associates
Inc.	Application Software	0.7
Broadridge Financial	Data Processing &
Solutions Inc.	Outsourced Services	0.7
Health Net Inc.	Managed Health
	Care	0.7
Pitney Bowes Inc.	Office Services &
	Supplies	0.7
Charles River
Laboratories	Life Sciences Tools &
International Inc.	Services	0.7
Top Ten		7.2%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 28, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2014, the expense ratio was 0.38%.

10

Strategic Small-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: April 24, 2006, Through September 30, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2014
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(4/24/2006)	Investment
	Strategic Small-Cap Equity Fund*	12.48%	18.10%	6.58%	$17,121

••••••••	MSCI US Small Cap 1750 Index	8.18	16.11	7.46	18,352
– – – –	Small-Cap Core Funds Average	5.63	13.88	5.20	15,342
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	17.69	15.84	7.41	18,276
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

11

Strategic Small-Cap Equity Fund

Fiscal-Year Total Returns (%): April 24, 2006, Through September 30, 2014

Strategic Small-Cap Equity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.4%)[1]
Consumer Discretionary (13.2%)
*	Visteon Corp.	37,500	3,647
	Jack in the Box Inc.	51,200	3,491
*	Murphy USA Inc.	64,600	3,428
*	Live Nation
	Entertainment Inc.	138,500	3,327
	Dillard’s Inc. Class A	28,550	3,111
	Hanesbrands Inc.	28,800	3,094
*	Starz	93,518	3,094
*	Strayer Education Inc.	51,600	3,090
*	Skechers U.S.A. Inc.
	Class A	57,600	3,071
	Domino’s Pizza Inc.	39,300	3,025
	Brown Shoe Co. Inc.	103,100	2,797
	Brinker International Inc.	54,200	2,753
	Nutrisystem Inc.	178,700	2,747
*	Barnes & Noble Inc.	134,300	2,651
	Columbia Sportswear Co.	71,000	2,540
*	Tower International Inc.	90,700	2,285
*	Kirkland’s Inc.	114,300	1,841
	DeVry Education Group Inc.	37,000	1,584
*	Sonic Corp.	65,400	1,462
	Cheesecake Factory Inc.	30,800	1,401
*	Marriott Vacations
	Worldwide Corp.	21,800	1,382
	Haverty Furniture Cos. Inc.	62,200	1,355
	Buckle Inc.	28,900	1,312
	Cato Corp. Class A	35,900	1,237
*	Orbitz Worldwide Inc.	153,000	1,204
*	Deckers Outdoor Corp.	11,300	1,098
*	K12 Inc.	61,400	980
	Big Lots Inc.	21,200	913
*	Universal Electronics Inc.	17,700	874
*	Vince Holding Corp.	28,700	868
*	McClatchy Co. Class A	229,000	769
	Ruth’s Hospitality Group Inc.	65,900	728
	Capella Education Co.	10,300	645

			Market
			Value
		Shares	($000)
	Cracker Barrel Old
	Country Store Inc.	6,000	619
	Wendy’s Co.	65,700	543
*	Grand Canyon
	Education Inc.	12,600	514
	Marcus Corp.	22,100	349
	John Wiley & Sons Inc.
	Class A	6,000	337
*	Modine Manufacturing Co.	23,200	275
	Children’s Place Inc.	5,200	248
*	Citi Trends Inc.	11,000	243
	La-Z-Boy Inc.	12,000	238
*	ANN Inc.	4,800	197
*	Denny’s Corp.	27,200	191
*	Steven Madden Ltd.	4,000	129
			71,687
Consumer Staples (2.9%)
	Andersons Inc.	50,300	3,163
*	Pilgrim’s Pride Corp.	100,850	3,082
	Sanderson Farms Inc.	34,400	3,025
	Cal-Maine Foods Inc.	32,300	2,885
*	Rite Aid Corp.	333,000	1,612
*	SUPERVALU Inc.	65,600	586
*	Harbinger Group Inc.	29,400	386
*	Medifast Inc.	11,200	368
	Pinnacle Foods Inc.	10,800	352
	Lancaster Colony Corp.	2,600	222
*	Pantry Inc.	7,100	144
*	Central Garden and
	Pet Co. Class A	15,300	123
			15,948
Energy (5.9%)
*	Newfield Exploration Co.	89,600	3,321
*	Kosmos Energy Ltd.	302,100	3,009
*	Pioneer Energy
	Services Corp.	213,600	2,995
*	Unit Corp.	50,500	2,962
*	Basic Energy Services Inc.	135,000	2,928

13

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
	Exterran Holdings Inc.	64,400	2,854
	Green Plains Inc.	73,500	2,748
*	Gran Tierra Energy Inc.	409,200	2,267
*	Clayton Williams
	Energy Inc.	22,900	2,209
*	Matrix Service Co.	81,300	1,961
	Bristow Group Inc.	26,300	1,767
*	VAALCO Energy Inc.	124,700	1,060
*	Abraxas Petroleum Corp.	144,000	760
*	Midstates Petroleum
	Co. Inc.	124,300	628
*	Helix Energy Solutions
	Group Inc.	25,000	551
			32,020
Financials (23.0%)
	Allied World Assurance
	Co. Holdings AG	97,100	3,577
	Aspen Insurance
	Holdings Ltd.	82,000	3,507
	Radian Group Inc.	239,800	3,420
	PrivateBancorp Inc.	110,500	3,305
	Montpelier Re Holdings Ltd.	98,700	3,069
*	Western Alliance Bancorp	123,900	2,961
^	AmTrust Financial
	Services Inc.	74,300	2,959
	Associated Banc-Corp	166,400	2,899
	International
	Bancshares Corp.	117,300	2,893
	WSFS Financial Corp.	40,400	2,893
*	Piper Jaffray Cos.	53,900	2,816
*	Credit Acceptance Corp.	19,412	2,447
	Washington Federal Inc.	118,900	2,421
	HCI Group Inc.	64,900	2,336
*	Investment Technology
	Group Inc.	142,000	2,238
	Nelnet Inc. Class A	51,148	2,204
	Waddell & Reed Financial
	Inc. Class A	42,500	2,197
*	Howard Hughes Corp.	14,200	2,130
	Cathay General Bancorp	83,200	2,066
*	World Acceptance Corp.	30,100	2,032
	LaSalle Hotel Properties	56,800	1,945
	Omega Healthcare
	Investors Inc.	54,500	1,863
	Corrections Corp.
	of America	52,412	1,801
	RLJ Lodging Trust	60,500	1,722
^	Ryman Hospitality
	Properties Inc.	36,300	1,717
	Geo Group Inc.	44,800	1,712
	Columbia Property Trust Inc.	70,900	1,692
*	First NBC Bank Holding Co.	51,000	1,670
*	Strategic Hotels &
	Resorts Inc.	142,100	1,655
	First Midwest Bancorp Inc.	102,700	1,652

			Market
			Value
		Shares	($000)
	Home Properties Inc.	27,900	1,625
	Healthcare Trust of America
	Inc. Class A	136,500	1,583
	Retail Properties of
	America Inc.	108,200	1,583
*	Equity Commonwealth	61,200	1,573
	WesBanco Inc.	49,411	1,512
	Glacier Bancorp Inc.	58,100	1,502
*	E*TRADE Financial Corp.	64,100	1,448
	EPR Properties	28,400	1,439
	DuPont Fabros
	Technology Inc.	52,600	1,422
	Sovran Self Storage Inc.	18,900	1,405
	CubeSmart	76,400	1,374
	First Interstate
	BancSystem Inc.	51,400	1,366
	Chesapeake Lodging Trust	46,600	1,358
	Primerica Inc.	27,800	1,341
	FelCor Lodging Trust Inc.	142,900	1,338
	Brandywine Realty Trust	92,700	1,304
^	Lexington Realty Trust	131,500	1,287
	Pennsylvania REIT	63,700	1,270
	PS Business Parks Inc.	16,400	1,249
	Astoria Financial Corp.	98,800	1,224
	CyrusOne Inc.	50,500	1,214
	DiamondRock
	Hospitality Co.	93,500	1,186
	Ashford Hospitality
	Trust Inc.	112,800	1,153
	RAIT Financial Trust	147,100	1,093
	East West Bancorp Inc.	32,000	1,088
	First Commonwealth
	Financial Corp.	129,400	1,086
	Inland Real Estate Corp.	108,800	1,078
	Pebblebrook Hotel Trust	28,600	1,068
	Ramco-Gershenson
	Properties Trust	64,800	1,053
	Protective Life Corp.	15,000	1,041
	Symetra Financial Corp.	43,400	1,013
	CoreSite Realty Corp.	30,000	986
	Medical Properties Trust Inc.	79,400	973
	Select Income REIT	40,200	967
	Universal Health Realty
	Income Trust	22,800	950
	Sabra Health Care REIT Inc.	36,200	880
	Altisource Residential Corp.	36,000	864
	Highwoods Properties Inc.	21,300	829
	One Liberty Properties Inc.	39,600	801
	NorthStar Realty
	Finance Corp.	44,800	792
	Flushing Financial Corp.	36,300	663
	Government Properties
	Income Trust	28,100	616
*	Beneficial Mutual
	Bancorp Inc.	41,800	534

14

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
	Fulton Financial Corp.	46,300	513
	First Horizon National Corp.	40,100	492
	BioMed Realty Trust Inc.	21,800	440
*	KCG Holdings Inc. Class A	42,100	427
	Janus Capital Group Inc.	28,800	419
*	Greenlight Capital Re Ltd.
	Class A	9,900	321
	CVB Financial Corp.	15,000	215
	1st Source Corp.	7,200	205
	First Bancorp	10,100	162
	First Industrial Realty
	Trust Inc.	7,900	134
	MainSource Financial
	Group Inc.	7,300	126
	First Community
	Bancshares Inc.	7,900	113
			125,497
Health Care (12.1%)
*	Centene Corp.	49,200	4,069
*	PAREXEL International Corp.	62,900	3,968
*	Health Net Inc.	80,400	3,707
*	Charles River Laboratories
	International Inc.	61,200	3,656
*	United Therapeutics Corp.	28,100	3,615
*	Depomed Inc.	220,000	3,342
*	VCA Inc.	82,100	3,229
*	Natus Medical Inc.	108,600	3,205
*	Align Technology Inc.	50,600	2,615
	Chemed Corp.	25,400	2,614
*	PharMerica Corp.	106,000	2,590
*	Sequenom Inc.	866,500	2,573
	PDL BioPharma Inc.	290,200	2,168
*,^	Myriad Genetics Inc.	54,300	2,094
*	Affymetrix Inc.	244,700	1,953
*	Bruker Corp.	104,400	1,933
*	Nektar Therapeutics	159,000	1,919
	Kindred Healthcare Inc.	90,003	1,746
*	Amedisys Inc.	81,900	1,652
	Select Medical
	Holdings Corp.	132,400	1,593
*	CorVel Corp.	45,700	1,556
*	MedAssets Inc.	74,100	1,535
*	AMN Healthcare
	Services Inc.	95,800	1,504
*	Prestige Brands
	Holdings Inc.	32,900	1,065
*	Mallinckrodt plc	11,302	1,019
*	Omnicell Inc.	27,200	743
	Cantel Medical Corp.	20,550	707
*	Gentiva Health Services Inc.	39,900	670
*	SurModics Inc.	35,231	640
*	Seattle Genetics Inc.	16,600	617
*	ExamWorks Group Inc.	14,500	475
*	Orthofix International NV	13,600	421

			Market
			Value
		Shares	($000)
*	Lannett Co. Inc.	7,900	361
*	Horizon Pharma plc	23,100	284
*	Surgical Care Affiliates Inc.	7,600	203
			66,041
Industrials (16.2%)
	Trinity Industries Inc.	96,400	4,504
	Huntington Ingalls
	Industries Inc.	39,800	4,148
*	Spirit AeroSystems
	Holdings Inc. Class A	105,300	4,008
	Pitney Bowes Inc.	146,800	3,668
	Greenbrier Cos. Inc.	49,100	3,603
*	JetBlue Airways Corp.	307,000	3,260
	SPX Corp.	34,600	3,250
	Deluxe Corp.	58,700	3,238
	H&E Equipment
	Services Inc.	68,700	2,767
	AO Smith Corp.	57,400	2,714
	GATX Corp.	45,600	2,662
	West Corp.	89,300	2,631
*	AECOM Technology Corp.	77,500	2,616
*	Hawaiian Holdings Inc.	194,300	2,613
	ArcBest Corp.	68,900	2,570
*	Meritor Inc.	235,900	2,559
	Harsco Corp.	118,100	2,528
	Kimball International Inc.
	Class B	163,300	2,458
	Alaska Air Group Inc.	56,200	2,447
	Toro Co.	36,500	2,162
*	Generac Holdings Inc.	51,400	2,084
	AMERCO	7,900	2,069
	American Railcar
	Industries Inc.	26,700	1,974
*	United Rentals Inc.	16,700	1,855
*	Engility Holdings Inc.	58,600	1,827
	Steelcase Inc. Class A	112,400	1,820
	Mueller Water Products Inc.
	Class A	208,200	1,724
	G&K Services Inc. Class A	28,800	1,595
*	American Woodmark Corp.	38,100	1,404
	Hyster-Yale Materials
	Handling Inc.	17,584	1,259
	ITT Corp.	27,500	1,236
	Standex International Corp.	16,500	1,223
	AAR Corp.	37,500	906
	Alliant Techsystems Inc.	6,600	842
*	Spirit Airlines Inc.	12,000	830
*	Blount International Inc.	54,000	817
	ESCO Technologies Inc.	22,400	779
	Douglas Dynamics Inc.	28,900	564
	Federal Signal Corp.	41,200	545
	UniFirst Corp.	5,000	483
	AAON Inc.	25,100	427
	HNI Corp.	11,600	417

15

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
*	Ducommun Inc.	11,500	315
	Heidrick & Struggles
	International Inc.	14,300	294
	Lennox International Inc.	3,100	238
	CIRCOR International Inc.	3,300	222
*	Performant Financial Corp.	24,500	198
			88,353
Information Technology (16.2%)
*	Manhattan Associates Inc.	112,500	3,760
	Broadridge Financial
	Solutions Inc.	89,800	3,738
*	RF Micro Devices Inc.	313,600	3,619
*	ARRIS Group Inc.	119,900	3,400
*	Take-Two Interactive
	Software Inc.	146,200	3,373
*	Aspen Technology Inc.	89,300	3,368
	Heartland Payment
	Systems Inc.	69,600	3,321
	Booz Allen Hamilton
	Holding Corp. Class A	140,200	3,281
	DST Systems Inc.	36,758	3,085
*	OmniVision
	Technologies Inc.	114,600	3,032
	Lexmark International Inc.
	Class A	70,500	2,996
*	Super Micro Computer Inc.	89,600	2,636
	Anixter International Inc.	31,000	2,630
*	Amkor Technology Inc.	310,700	2,613
*,^	Advanced Micro
	Devices Inc.	764,700	2,608
*	SYNNEX Corp.	39,100	2,527
*	TeleTech Holdings Inc.	94,000	2,311
	Blackbaud Inc.	56,600	2,224
	MAXIMUS Inc.	54,732	2,196
*	iGATE Corp.	59,300	2,177
*	Global Cash Access
	Holdings Inc.	316,200	2,134
*	Tech Data Corp.	33,700	1,984
*	ON Semiconductor Corp.	209,000	1,868
	Brocade Communications
	Systems Inc.	171,500	1,864
*	Sanmina Corp.	78,700	1,642
*	Constant Contact Inc.	59,500	1,615
*	Ciena Corp.	87,000	1,455
	Pegasystems Inc.	58,000	1,108
	Science Applications
	International Corp.	24,900	1,101
*	Cirrus Logic Inc.	50,400	1,051
*	MicroStrategy Inc. Class A	7,900	1,034
*	Quantum Corp.	871,200	1,011
*,^	WebMD Health Corp.	23,600	987
*	PTC Inc.	23,300	860
*	Benchmark Electronics Inc.	38,100	846
*	Silicon Image Inc.	153,500	774
*	Sykes Enterprises Inc.	36,300	725

			Market
			Value
		Shares	($000)
	CSG Systems
	International Inc.	26,800	704
	EarthLink Holdings Corp.	205,700	703
*	Sigma Designs Inc.	148,500	640
*	Sapient Corp.	42,200	591
*	Integrated Device
	Technology Inc.	30,300	483
*	Magnachip
	Semiconductor Corp.	38,900	455
*	Plexus Corp.	12,200	451
*	Euronet Worldwide Inc.	8,900	425
*	Zebra Technologies Corp.	5,900	419
*	Ingram Micro Inc.	14,200	367
*	ShoreTel Inc.	52,400	348
*	MaxLinear Inc.	40,800	281
*	Comverse Inc.	12,500	279
	Marchex Inc. Class B	54,900	228
*	VASCO Data Security
	International Inc.	12,000	225
*	Rambus Inc.	17,600	220
	Daktronics Inc.	16,900	208
*	Carbonite Inc.	20,200	207
*	Newport Corp.	9,500	168
*	Travelzoo Inc.	7,000	108
			88,464
Materials (6.1%)
*	Graphic Packaging
	Holding Co.	288,800	3,590
	NewMarket Corp.	9,150	3,486
	Cytec Industries Inc.	65,600	3,102
*	Century Aluminum Co.	115,300	2,994
	PolyOne Corp.	83,300	2,964
*	Stillwater Mining Co.	193,100	2,902
	Neenah Paper Inc.	45,944	2,457
*	Ferro Corp.	155,000	2,246
	United States Steel Corp.	55,100	2,158
	Domtar Corp.	59,200	2,080
*	Berry Plastics Group Inc.	49,435	1,248
	Worthington Industries Inc.	20,200	752
	Scotts Miracle-Gro Co.
	Class A	13,400	737
	Sonoco Products Co.	17,000	668
	Olin Corp.	22,000	556
	Innophos Holdings Inc.	9,600	529
	A Schulman Inc.	12,000	434
*	Kraton Performance
	Polymers Inc.	16,700	297
			33,200
Telecommunication Services (0.6%)
	Atlantic Tele-Network Inc.	46,500	2,506
	Shenandoah
	Telecommunications Co.	16,500	410
	IDT Corp. Class B	23,300	374
*	Cincinnati Bell Inc.	65,400	221
			3,511

16

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
	Utilities (3.2%)
	Vectren Corp.	87,000	3,471
	Great Plains Energy Inc.	124,200	3,002
	New Jersey
	Resources Corp.	55,500	2,804
	IDACORP Inc.	43,000	2,305
	Portland General Electric Co.	66,400	2,133
	Otter Tail Corp.	60,000	1,600
	Avista Corp.	29,500	901
	Empire District Electric Co.	29,200	705
	Atmos Energy Corp.	3,000	143
	Unitil Corp.	3,900	121
			17,185
	Total Common Stocks
	(Cost $471,481)		541,906
Temporary Cash Investments (1.4%)[1]
	Money Market Fund (1.3%)
[2,3]	Vanguard Market
	Liquidity Fund, 0.109%	7,237,983	7,238

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
4	Federal Home Loan Bank
	Discount Notes,
	0.078%, 10/1/14	300	300
[4,5]	Federal Home Loan Bank
	Discount Notes,
	0.070%, 3/27/15	200	200
			500
Total Temporary Cash Investments
	(Cost $7,738)		7,738
	Total Investments (100.8%)
	(Cost $479,219)		549,644

Market
Value
($000)
Other Assets and Liabilities (-0.8%)
Other Assets	1,606
Liabilities[3]	(6,089)
(4,483)
Net Assets (100%)
Applicable to 17,638,611 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	545,161
Net Asset Value Per Share	$30.91

At September 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	426,589
Undistributed Net Investment Income	2,308
Accumulated Net Realized Gains	45,930
Unrealized Appreciation (Depreciation)
Investment Securities	70,425
Futures Contracts	(91)
Net Assets	545,161

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,450,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.9%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $3,574,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Strategic Small-Cap Equity Fund

Statement of Operations

Year Ended
September 30, 2014
($000)
Investment Income
Income
Dividends	6,276
Interest[1]	6
Securities Lending	194
Total Income	6,476
Expenses
The Vanguard Group—Note B
Investment Advisory Services	484
Management and Administrative	1,214
Marketing and Distribution	86
Custodian Fees	12
Auditing Fees	32
Shareholders’ Reports	13
Trustees’ Fees and Expenses	1
Total Expenses	1,842
Net Investment Income	4,634
Realized Net Gain (Loss)
Investment Securities Sold	54,116
Futures Contracts	140
Realized Net Gain (Loss)	54,256
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(10,234)
Futures Contracts	(102)
Change in Unrealized Appreciation (Depreciation)	(10,336)
Net Increase (Decrease) in Net Assets Resulting from Operations	48,554
1 Interest income from an affiliated company of the fund was $5,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Strategic Small-Cap Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,634	4,244
Realized Net Gain (Loss)	54,256	37,445
Change in Unrealized Appreciation (Depreciation)	(10,336)	44,468
Net Increase (Decrease) in Net Assets Resulting from Operations	48,554	86,157
Distributions
Net Investment Income	(3,377)	(4,284)
Realized Capital Gain[1]	(4,018)	—
Total Distributions	(7,395)	(4,284)
Capital Share Transactions
Issued	229,407	90,361
Issued in Lieu of Cash Distributions	6,904	3,965
Redeemed	(109,249)	(58,434)
Net Increase (Decrease) from Capital Share Transactions	127,062	35,892
Total Increase (Decrease)	168,221	117,765
Net Assets
Beginning of Period	376,940	259,175
End of Period[2]	545,161	376,940
1 Includes fiscal 2014 short-term gain distributions totaling $451,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,308,000 and $1,465,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Strategic Small-Cap Equity Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$27.94	$21.37	$16.44	$16.53	$14.32
Investment Operations
Net Investment Income	. 277.345		.238	.176	.154
Net Realized and Unrealized Gain (Loss)
on Investments	3.201	6.585	4.888	(.126)	2.216
Total from Investment Operations	3.478	6.930	5.126	.050	2.370
Distributions
Dividends from Net Investment Income	(. 232)	(. 360)	(.196)	(.140)	(.160)
Distributions from Realized Capital Gains	(.276)	—	—	—	—
Total Distributions	(.508)	(. 360)	(.196)	(.140)	(.160)
Net Asset Value, End of Period	$30.91	$27.94	$21.37	$16.44	$16.53

Total Return[1]	12.48%	32.94%	31.38%	0.20%	16.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$545	$377	$259	$223	$178
Ratio of Total Expenses to Average Net Assets	0.38%	0.38%	0.38%	0.38%	0.43%
Ratio of Net Investment Income to
Average Net Assets	0.96%	1.40%	1.16%	0.89%	0.98%
Portfolio Turnover Rate	64%	64%	66%	64%	66%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Strategic Small-Cap Equity Fund

Notes to Financial Statements

Vanguard Strategic Small-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

21

Strategic Small-Cap Equity Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At September 30, 2014, the fund had contributed capital of $56,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

22

Strategic Small-Cap Equity Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	541,906	—	—
Temporary Cash Investments	7,238	500	—
Futures Contracts—Liabilities[1]	(37)	—	—
Total	549,107	500	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	December 2014	24	2,632	(91)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $422,000 from undistributed net investment income, and $4,901,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2014, the fund had $9,500,000 of ordinary income and $39,088,000 of long-term capital gains available for distribution.

At September 30, 2014, the cost of investment securities for tax purposes was $479,219,000. Net unrealized appreciation of investment securities for tax purposes was $70,425,000, consisting of unrealized gains of $90,286,000 on securities that had risen in value since their purchase and $19,861,000 in unrealized losses on securities that had fallen in value since their purchase.

23

Strategic Small-Cap Equity Fund

F. During the year ended September 30, 2014, the fund purchased $428,799,000 of investment securities and sold $305,361,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	7,470	3,625
Issued in Lieu of Cash Distributions	228	185
Redeemed	(3,550)	(2,446)
Net Increase (Decrease) in Shares Outstanding	4,148	1,364

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2014, that would require recognition or disclosure in these financial statements.

24

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Strategic Small-Cap Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Strategic Small-Cap Equity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 14, 2014

Special 2014 tax information (unaudited) for Vanguard Strategic Small-Cap Equity Fund

This information for the fiscal year ended September 30, 2014, is included pursuant to provisions of the Internal Revenue Code.

For non-resident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $7,750,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $2,967,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 36.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

25

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Strategic Small-Cap Equity Fund
Periods Ended September 30, 2014
			Since
	One	Five	Inception
	Year	Years	(4/24/2006)
Returns Before Taxes	12.48%	18.10%	6.58%
Returns After Taxes on Distributions	12.00	17.83	6.35
Returns After Taxes on Distributions and Sale of Fund Shares	7.38	14.73	5.25

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Six Months Ended September 30, 2014

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Small-Cap Equity Fund	3/31/2014	9/30/2014	Period
Based on Actual Fund Return	$1,000.00	$985.96	$1.89
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.16	1.93
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6150 112014

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2014: $138,000
Fiscal Year Ended September 30, 2013: $122,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2014: $6,605,127
Fiscal Year Ended September 30, 2013: $5,714,113

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2014: $2,176,479
Fiscal Year Ended September 30, 2013: $1,552,950

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2014: $316,869
Fiscal Year Ended September 30, 2013: $110,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended September 30, 2014: $198,163
Fiscal Year Ended September 30, 2013: $132,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2014: $515,032
Fiscal Year Ended September 30, 2013: $242,000

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2014

		Market
		Value
	Shares	($000)
Common Stocks (97.1%)[1]
Argentina (0.1%)
Arcos Dorados Holdings Inc. Class A	513,147	3,069

Australia (1.3%)
Commonwealth Bank of Australia	319,170	21,015
Brambles Ltd.	1,526,550	12,699
Australia & New Zealand Banking Group Ltd.	234,348	6,335
* Alumina Ltd.	1,756,650	2,602
Coca-Cola Amatil Ltd.	230,545	1,770
* BlueScope Steel Ltd.	324,979	1,539
Fairfax Media Ltd.	2,192,531	1,484
BHP Billiton Ltd.	46,414	1,368
Amcor Ltd.	125,880	1,247
Iluka Resources Ltd.	157,783	1,085
Orica Ltd.	65,436	1,080
Toll Holdings Ltd.	203,301	1,003
SAI Global Ltd.	218,920	777
Santos Ltd.	63,018	754
Transpacific Industries Group Ltd.	1,036,050	739
Sigma Pharmaceuticals Ltd.	778,914	538
DuluxGroup Ltd.	108,456	527
Caltex Australia Ltd.	20,249	496
Goodman Fielder Ltd.	776,965	427
Metcash Ltd.	184,753	425
ALS Ltd.	80,191	369
Ansell Ltd.	17,029	290
Wotif.com Holdings Ltd.	78,746	213
Orora Ltd.	134,459	193
Premier Investments Ltd.	13,328	120
		59,095
Austria (0.1%)
Wienerberger AG	76,824	989
Oesterreichische Post AG	19,715	945
Andritz AG	13,729	731
OMV AG	9,426	317
		2,982
Belgium (0.1%)
Anheuser-Busch InBev NV	40,195	4,458

Brazil (1.0%)
Cia Brasileira de Distribuicao ADR	225,341	9,827
BM&FBovespa SA	1,834,600	8,387
Cia Energetica de Minas Gerais ADR	638,962	3,981
EDP - Energias do Brasil SA	697,000	2,847
* B2W Cia Digital	182,481	2,445
MRV Engenharia e Participacoes SA	706,700	2,370
Banco do Brasil SA	201,100	2,079
Cia Paranaense de Energia ADR	149,600	2,045
Totvs SA	128,700	1,957
Vale SA Preference Shares	196,400	1,908
Cia Energetica de Minas Gerais Preference Shares	227,923	1,396
Alpargatas SA Preference Shares	305,300	1,286
LPS Brasil Consultoria de Imoveis SA	264,900	1,181
Grupo BTG Pactual	77,400	1,020
* Brasil Pharma SA	545,956	841
* Via Varejo SA	48,100	480
Light SA	34,800	294
* Brasil Pharma S.A. Warrants Expire 6/17/16	55,314	8
		44,352
Canada (3.9%)
Bank of Montreal	385,700	28,388
Toronto-Dominion Bank	533,100	26,309
Magna International Inc.	273,600	25,969

1

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2014

		Market
		Value
	Shares	($000)
Canadian Imperial Bank of Commerce	287,100	25,786
Canadian Natural Resources Ltd.	478,257	18,580
Royal Bank of Canada	204,100	14,588
Fairfax Financial Holdings Ltd.	29,785	13,290
^ Ritchie Bros Auctioneers Inc.	343,596	7,693
Rogers Communications Inc. Class B	182,894	6,846
Brookfield Asset Management Inc. Class A	89,495	4,018
National Bank of Canada	60,500	2,757
^ Shaw Communications Inc. Class B	18,600	456
Linamar Corp.	5,400	279
		174,959
Chile (0.2%)
Enersis SA ADR	350,783	5,535
Cia Cervecerias Unidas SA	233,085	2,564
* Quinenco SA	379,913	823
Sociedad Quimica y Minera de Chile SA ADR	30,610	800
		9,722
China (2.7%)
China Mobile Ltd.	3,062,000	35,833
* Baidu Inc. ADR	124,960	27,270
China Resources Enterprise Ltd.	5,636,994	13,344
^ Mindray Medical International Ltd. ADR	435,816	13,144
Tsingtao Brewery Co. Ltd.	1,336,000	9,499
* Alibaba Group Holding Ltd. ADR	82,288	7,311
Shandong Weigao Group Medical Polymer Co. Ltd.	6,696,000	6,605
China Mengniu Dairy Co. Ltd.	391,000	1,609
Yingde Gases Group Co. Ltd.	1,658,500	1,573
* Li Ning Co. Ltd.	2,739,000	1,445
Shui On Land Ltd.	5,710,000	1,280
Wumart Stores Inc.	1,154,000	1,079
Ajisen China Holdings Ltd.	1,108,000	875
Daphne International Holdings Ltd.	1,328,000	671
Goodbaby International Holdings Ltd.	1,366,000	591
TravelSky Technology Ltd.	460,000	495
		122,624
Colombia (0.0%)
Bancolombia SA ADR	28,300	1,605

Cyprus (0.0%)
Globaltrans Investment plc GDR	30,863	260

Czech Republic (0.0%)
CEZ AS	36,450	1,108
Komercni banka as	3,593	855
		1,963
Denmark (1.1%)
Carlsberg A/S Class B	169,430	15,048
* Jyske Bank A/S	165,007	8,898
Coloplast A/S Class B	92,028	7,696
* Vestas Wind Systems A/S	152,260	5,936
Novo Nordisk A/S Class B	79,219	3,772
GN Store Nord A/S	128,754	2,834
* William Demant Holding A/S	27,613	2,117
* Topdanmark A/S	24,865	752
Danske Bank A/S	20,075	544
		47,597
Finland (0.3%)
Sampo Oyj Class A	145,081	7,015
Tikkurila Oyj	220,751	4,596
Metso Oyj	49,883	1,767
Wartsila OYJ Abp	20,821	928
Tieto Oyj	18,385	463
Cargotec Oyj Class B	9,591	320

2

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2014

		Market
		Value
	Shares	($000)
* Outokumpu Oyj	6,073	42
		15,131
France (1.0%)
Air Liquide SA	114,170	13,920
Legrand SA	116,744	6,066
BNP Paribas SA	58,384	3,875
L'Oreal SA	15,877	2,518
Airbus Group NV	32,895	2,068
AXA SA	78,961	1,945
Groupe Eurotunnel SA	153,604	1,876
Neopost SA	23,086	1,698
Eurofins Scientific SE	6,052	1,566
ArcelorMittal	105,981	1,450
Sanofi	12,799	1,447
* Air France-KLM	146,387	1,371
Total SA	17,472	1,131
Edenred	45,466	1,120
Vallourec SA	20,968	965
Thales SA	14,590	777
Vicat	8,669	561
Carrefour SA	16,449	508
Technip SA	5,265	442
Imerys SA	4,896	361
		45,665
Germany (1.8%)
Merck KGaA	163,301	15,010
SAP SE	187,407	13,525
Deutsche Lufthansa AG	581,032	9,123
Deutsche Boerse AG	133,636	8,974
* QIAGEN NV	346,400	7,888
Fresenius Medical Care AG & Co. KGaA	68,150	4,747
BASF SE	48,455	4,420
Bayerische Motoren Werke AG	33,358	3,565
Volkswagen AG Preference Shares	16,344	3,375
Deutsche Telekom AG	189,762	2,872
Muenchener Rueckversicherungs AG	8,392	1,655
E.ON SE	67,882	1,240
TUI AG	71,981	1,072
Symrise AG	18,542	985
CTS Eventim AG & Co. KGaA	23,407	660
GEA Group AG	13,481	586
Fielmann AG	8,894	545
Hannover Rueck SE	6,127	494
Brenntag AG	9,354	458
adidas AG	5,965	445
Axel Springer SE	7,200	395
Gerresheimer AG	3,351	217
		82,251
Hong Kong (1.2%)
AIA Group Ltd.	4,398,200	22,698
Jardine Matheson Holdings Ltd.	247,600	14,754
Hutchison Whampoa Ltd.	436,000	5,271
HSBC Holdings plc	351,600	3,579
Esprit Holdings Ltd.	2,654,114	3,431
First Pacific Co. Ltd.	1,857,250	1,926
Hongkong & Shanghai Hotels	1,001,200	1,463
Television Broadcasts Ltd.	184,800	1,103
SmarTone Telecommunications Holdings Ltd.	299,694	419
Texwinca Holdings Ltd.	178,823	153
New World Development Co. Ltd.	104,000	121
		54,918
India (1.3%)
Tata Motors Ltd.	1,829,858	14,862

3

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2014

			Market
			Value
		Shares	($000)
	HCL Technologies Ltd.	520,228	14,430
	ICICI Bank Ltd.	618,659	14,345
	CESC Ltd.	368,655	4,466
*	Axis Bank Ltd.	375,068	2,294
	Tata Motors Ltd. ADR	49,109	2,147
	Bank of Baroda	139,534	2,029
	Bharti Airtel Ltd.	301,542	1,976
			56,549
Indonesia (0.2%)
	Bank Negara Indonesia Persero Tbk PT	9,929,111	4,487
	Telekomunikasi Indonesia Persero Tbk PT ADR	43,877	2,111
	Telekomunikasi Indonesia Persero Tbk PT	4,892,500	1,172
	XL Axiata Tbk PT	1,087,500	553
			8,323
Ireland (1.4%)
*	Ryanair Holdings plc ADR	484,576	27,345
*	Bank of Ireland	48,963,820	19,145
	CRH plc	537,250	12,208
	Paddy Power plc	26,647	1,920
	Irish Continental Group plc	187,300	652
*	Independent News & Media plc	582,082	109
*	Irish Bank Resolution Corp. Ltd.	122,273	—
			61,379
Israel (0.3%)
	Teva Pharmaceutical Industries Ltd. ADR	287,496	15,453

Italy (0.4%)
*,^	Piaggio & C SPA	1,813,784	4,876
	Luxottica Group SPA ADR	71,421	3,720
*	Saipem SPA	135,339	2,870
	CNH Industrial NV	235,425	1,865
	UniCredit SPA	189,054	1,485
	Exor SPA	35,006	1,353
	Luxottica Group SPA	17,106	889
	Intesa Sanpaolo SPA (Registered)	248,576	750
	Davide Campari-Milano SPA	59,070	425
			18,233
Japan (8.5%)
	Nippon Telegraph & Telephone Corp.	630,900	39,125
	Daito Trust Construction Co. Ltd.	204,500	24,183
	Inpex Corp.	1,517,200	21,450
	SMC Corp.	52,700	14,532
	THK Co. Ltd.	562,000	14,004
	Tokyo Electron Ltd.	195,200	12,722
*	Olympus Corp.	328,400	11,777
	Daiwa House Industry Co. Ltd.	652,000	11,713
	Rohm Co. Ltd.	172,800	10,880
	Bandai Namco Holdings Inc.	421,250	0,837
	Sumitomo Mitsui Financial Group Inc.	213,900	8,715
	Toyota Motor Corp.	141,500	8,326
	Fujitsu Ltd.	1,337,000	8,229
	Secom Co. Ltd.	136,000	8,102
	Hitachi Ltd.	1,053,000	8,045
	FUJIFILM Holdings Corp.	258,900	7,955
	Kao Corp.	202,200	7,890
	Japan Exchange Group Inc.	286,500	6,801
	Seven & I Holdings Co. Ltd.	174,100	6,753
	Dai-ichi Life Insurance Co. Ltd.	415,000	6,165
	Mitsubishi UFJ Financial Group Inc.	1,036,600	5,842
	East Japan Railway Co.	71,600	5,363
	MS&AD Insurance Group Holdings Inc.	226,500	4,940
	Yamato Holdings Co. Ltd.	263,700	4,910
	Mitsubishi Corp.	238,900	4,893

4

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2014

		Market
		Value
	Shares	($000)
NTT Data Corp.	133,400	4,812
Resona Holdings Inc.	791,600	4,466
Obayashi Corp.	628,000	4,298
USS Co. Ltd.	279,200	4,271
Mitsubishi Heavy Industries Ltd.	623,000	4,011
Toyo Suisan Kaisha Ltd.	115,000	3,819
Alfresa Holdings Corp.	247,600	3,565
Kirin Holdings Co. Ltd.	267,600	3,550
Isetan Mitsukoshi Holdings Ltd.	271,900	3,539
Sumitomo Chemical Co. Ltd.	978,000	3,493
NH Foods Ltd.	163,000	3,461
West Japan Railway Co.	76,900	3,442
Toyota Industries Corp.	69,300	3,353
Tokyo Gas Co. Ltd.	580,000	3,259
Sumitomo Electric Industries Ltd.	218,200	3,230
Sekisui House Ltd.	262,100	3,089
Central Japan Railway Co.	21,500	2,900
Shimizu Corp.	361,000	2,849
Astellas Pharma Inc.	191,200	2,848
Mitsubishi Estate Co. Ltd.	114,000	2,569
Otsuka Holdings Co. Ltd.	72,000	2,482
JFE Holdings Inc.	123,000	2,457
Dentsu Inc.	61,600	2,346
Mizuho Financial Group Inc.	1,254,800	2,240
Marui Group Co. Ltd.	259,800	2,139
Sompo Japan Nipponkoa Holdings Inc.	87,400	2,120
Hitachi Metals Ltd.	113,000	2,037
JX Holdings Inc.	402,850	1,857
Nintendo Co. Ltd.	16,800	1,830
Toyo Seikan Group Holdings Ltd.	147,200	1,825
Shiseido Co. Ltd.	103,200	1,702
LIXIL Group Corp.	77,400	1,651
Chiba Bank Ltd.	231,000	1,607
Sumitomo Forestry Co. Ltd.	146,200	1,573
Mitsubishi Logistics Corp.	103,000	1,480
Azbil Corp.	54,200	1,330
Sega Sammy Holdings Inc.	81,700	1,315
^ Taiyo Nippon Sanso Corp.	145,000	1,280
Onward Holdings Co. Ltd.	195,000	1,218
Bank of Yokohama Ltd.	219,000	1,204
Japan Airlines Co. Ltd.	40,000	1,095
Kinden Corp.	84,000	864
* Nippon Suisan Kaisha Ltd.	325,900	858
^ Yamada Denki Co. Ltd.	282,800	825
SKY Perfect JSAT Holdings Inc.	119,200	700
ITOCHU Corp.	53,200	650
Tohoku Electric Power Co. Inc.	36,700	417
IT Holdings Corp.	21,900	383
Konaka Co. Ltd.	27,400	165
Yellow Hat Ltd.	5,000	110
		386,736
Luxembourg (0.0%)
O'Key Group SA GDR	121,583	882
GVC Holdings plc	46,142	375
		1,257
Malaysia (0.2%)
Tenaga Nasional Bhd.	1,789,400	6,757
AirAsia Bhd.	2,995,500	2,309
		9,066
Mexico (0.8%)
America Movil SAB de CV ADR	1,111,516	28,010
America Movil SAB de CV	5,852,249	7,390

5

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2014

		Market
		Value
	Shares	($000)
Grupo Comercial Chedraui SA de CV	809,200	2,855
		38,255
Netherlands (0.7%)
Unilever NV	434,118	17,228
Heineken NV	51,293	3,831
Koninklijke Boskalis Westminster NV	59,871	3,367
Koninklijke Philips NV	75,462	2,400
Koninklijke Ahold NV	121,925	1,972
* Koninklijke KPN NV	568,717	1,821
Akzo Nobel NV	22,278	1,524
ASML Holding NV	8,128	805
Randstad Holding NV	7,422	345
		33,293
New Zealand (0.0%)
Spark New Zealand Ltd.	835,010	1,935
PGG Wrightson Ltd.	51,996	17
		1,952
Norway (1.2%)
Statoil ASA	1,127,005	30,684
Schibsted ASA	246,778	13,396
Norsk Hydro ASA	1,284,833	7,183
DNB ASA	157,735	2,952
		54,215
Other (0.3%)
2 Vanguard FTSE Emerging Markets ETF	272,264	11,356

Peru (0.0%)
Cia de Minas Buenaventura SAA ADR	48,444	561

Philippines (0.1%)
Energy Development Corp.	20,541,100	3,702
Lopez Holdings Corp.	9,354,549	1,354
		5,056
Poland (0.1%)
PGE SA	787,654	4,976
Tauron Polska Energia SA	215,055	348
Energa SA	22,815	165
		5,489
Russia (0.2%)
Sberbank of Russia ADR	1,274,419	10,022
Lukoil OAO ADR	13,994	713
LSR Group GDR	38,340	139
		10,874
Singapore (0.7%)
DBS Group Holdings Ltd.	1,751,000	25,254
Great Eastern Holdings Ltd.	202,000	3,780
GuocoLeisure Ltd.	1,085,000	823
Oversea-Chinese Banking Corp. Ltd.	53,000	404
United Industrial Corp. Ltd.	147,000	384
		30,645
South Africa (1.2%)
Naspers Ltd.	378,990	41,508
Sasol Ltd.	72,225	3,917
Old Mutual plc	648,500	1,897
Standard Bank Group Ltd.	161,385	1,865
MTN Group Ltd.	84,454	1,781
Anglo American plc Ordinary Shares	58,905	1,313
FirstRand Ltd.	124,653	474
Liberty Holdings Ltd.	26,883	293
African Bank Investments Ltd.	2,597,627	71
		53,119

6

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2014

		Market
		Value
	Shares	($000)
South Korea (2.9%)
Samsung Electronics Co. Ltd.	30,754	34,445
* SK Hynix Inc.	493,770	21,855
3 Samsung Electronics Co. Ltd. GDR	38,400	21,431
Kia Motors Corp.	228,285	11,594
SK Holdings Co. Ltd.	60,007	10,727
* LG Display Co. Ltd.	186,430	5,958
Shinhan Financial Group Co. Ltd.	103,390	4,760
Hana Financial Group Inc.	113,308	4,124
Hyundai Motor Co.	22,594	4,071
Lotte Shopping Co. Ltd.	11,675	3,493
S-1 Corp.	29,979	2,313
Kolon Industries Inc.	38,410	2,127
LG Uplus Corp.	171,780	2,009
KB Financial Group Inc.	51,215	1,867
KT Corp.	22,458	732
		131,506
Spain (0.5%)
Distribuidora Internacional de Alimentacion SA	1,526,419	10,939
* Banco Santander SA	322,737	3,090
Viscofan SA	35,437	1,941
* Acerinox SA	112,568	1,729
* Mediaset Espana Comunicacion SA	102,916	1,277
* Acciona SA	16,118	1,203
Telefonica SA	39,454	609
		20,788
Sweden (1.9%)
Svenska Handelsbanken AB Class A	618,624	28,971
Atlas Copco AB Class B	697,270	18,020
Investor AB Class B	238,647	8,403
Volvo AB Class B	773,375	8,367
Assa Abloy AB Class B	120,714	6,203
Skandinaviska Enskilda Banken AB Class A	346,926	4,616
Swedish Match AB	127,040	4,110
Telefonaktiebolaget LM Ericsson Class B	188,288	2,374
Nordea Bank AB	110,928	1,438
Modern Times Group AB Class B	35,049	1,106
Electrolux AB Class B	27,101	714
Millicom International Cellular SA	6,924	554
Industrivarden AB	21,926	382
LE Lundbergfortagen AB Class B	7,522	300
^ Oriflame Cosmetics SA	6,251	108
		85,666
Switzerland (3.4%)
Nestle SA	650,625	47,815
Roche Holding AG	147,279	43,492
Schindler Holding AG	112,312	15,213
Novartis AG	157,153	14,799
Cie Financiere Richemont SA	175,577	14,352
Geberit AG	28,103	9,058
Adecco SA	33,168	2,242
UBS AG	118,273	2,056
Sonova Holding AG	8,876	1,414
Logitech International SA	93,233	1,194
Helvetia Holding AG	951	461
ABB Ltd.	16,870	377
		152,473
Taiwan (2.4%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,992,502	40,209
Hon Hai Precision Industry Co. Ltd.	9,993,760	31,478
Fubon Financial Holding Co. Ltd.	13,957,279	21,387
United Microelectronics Corp.	20,388,000	8,409
Yungtay Engineering Co. Ltd.	1,593,000	3,675
Taiwan Semiconductor Manufacturing Co. Ltd.	866,577	3,450

7

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2014

		Market
		Value
	Shares	($000)
Delta Electronics Inc.	277,000	1,750
		110,358
Thailand (0.1%)
Thanachart Capital PCL	2,436,100	2,731
Bangkok Bank PCL (Foreign)	342,400	2,215
Krung Thai Bank PCL (Foreign)	2,244,900	1,650
		6,596
Turkey (0.2%)
Turkiye Garanti Bankasi AS	1,016,185	3,571
Tupras Turkiye Petrol Rafinerileri AS	87,851	1,768
KOC Holding AS	204,671	946
Turkiye Garanti Bankasi AS ADR	201,900	709
		6,994
United Arab Emirates (0.1%)
Dragon Oil plc	660,747	6,395

United Kingdom (8.1%)
Prudential plc	2,174,852	48,350
Royal Dutch Shell plc Class A	1,026,152	39,171
Reckitt Benckiser Group plc	277,685	24,008
Rolls-Royce Holdings plc	1,276,037	19,860
Wolseley plc	354,461	18,566
Bunzl plc	632,998	16,470
BP plc ADR	345,686	15,193
Coca-Cola HBC AG	677,396	14,619
British American Tobacco plc	241,348	13,600
WPP plc	481,723	9,651
Hays plc	4,322,005	8,110
BP plc	872,842	6,385
Capita plc	291,992	5,497
* Compass Group plc	332,469	5,362
Intertek Group plc	126,145	5,346
Tullow Oil plc	466,581	4,865
Aggreko plc	190,176	4,760
* Lloyds Banking Group plc	3,761,658	4,680
Unilever plc	110,579	4,629
Rightmove plc	124,369	4,325
ITV plc	1,256,851	4,220
Diageo plc	135,810	3,917
Jupiter Fund Management plc	671,781	3,853
Barclays plc	963,323	3,543
Reed Elsevier plc	201,579	3,223
Provident Financial plc	93,329	3,219
BAE Systems plc	418,293	3,184
Royal Dutch Shell plc Class B	74,921	2,962
G4S plc	720,915	2,923
BHP Billiton plc	94,111	2,603
International Personal Finance plc	319,053	2,517
3 Merlin Entertainments plc	415,871	2,363
Rio Tinto plc	46,836	2,295
Glencore plc	409,055	2,265
3i Group plc	361,620	2,240
TUI Travel plc	352,887	2,221
Carnival plc	53,820	2,143
DCC plc	38,498	2,131
Stagecoach Group plc	354,568	2,112
Experian plc	132,008	2,098
Admiral Group plc	92,350	1,915
HomeServe plc	368,818	1,909
ICAP plc	303,303	1,897
Daily Mail & General Trust plc	151,864	1,879
* Thomas Cook Group plc	973,997	1,874
Serco Group plc	383,840	1,782
Rexam plc	224,025	1,781

8

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2014

		Market
		Value
	Shares	($000)
Smiths Group plc	77,817	1,591
Spectris plc	53,833	1,573
Betfair Group plc	82,666	1,564
Vodafone Group plc	469,129	1,546
Standard Chartered plc	80,673	1,488
IG Group Holdings plc	154,078	1,482
WH Smith plc	76,813	1,344
Informa plc	151,443	1,196
Cable & Wireless Communications plc	1,424,966	1,079
Inchcape plc	101,980	1,061
British Sky Broadcasting Group plc	66,625	950
AMEC plc	50,949	909
Moneysupermarket.com Group plc	241,628	765
Devro plc	189,642	731
Tesco plc	217,636	650
Smith & Nephew plc	37,327	628
Berendsen plc	39,237	622
Barratt Developments plc	95,717	612
Close Brothers Group plc	22,128	510
Millennium & Copthorne Hotels plc	55,083	509
* Perform Group plc	113,998	477
GlaxoSmithKline plc	19,199	439
IMI plc	20,621	410
Michael Page International plc	60,146	406
Northgate plc	47,476	372
Centrica plc	73,549	367
National Express Group plc	92,290	355
Petrofac Ltd.	18,152	304
* Connaught plc	103,081	—
		366,456
United States (45.1%)
Consumer Discretionary (5.6%)
Royal Caribbean Cruises Ltd.	749,539	50,436
* Amazon.com Inc.	69,551	22,426
Harley-Davidson Inc.	349,167	20,322
McDonald's Corp.	199,000	18,867
Dillard's Inc. Class A	165,000	17,982
* CarMax Inc.	355,370	16,507
Time Warner Inc.	184,359	13,866
* DIRECTV	154,811	13,394
* Tesla Motors Inc.	54,373	13,195
Omnicom Group Inc.	181,608	12,506
Cablevision Systems Corp. Class A	696,422	12,194
* Murphy USA Inc.	180,820	9,594
* TripAdvisor Inc.	85,623	7,828
* Apollo Education Group Inc.	299,483	7,532
GameStop Corp. Class A	167,584	6,904
CBS Corp. Class B	53,169	2,845
* Skechers U.S.A. Inc. Class A	36,522	1,947
* Deckers Outdoor Corp.	13,748	1,336
* Barnes & Noble Inc.	60,439	1,193
AMC Entertainment Holdings Inc.	37,475	862
* Nautilus Inc.	29,984	359
Cato Corp. Class A	8,745	301
* Citi Trends Inc.	13,254	293
* Unifi Inc.	10,209	264
Ruth's Hospitality Group Inc.	23,318	257
* Sun-Times Media Group Inc. Class A	130,959	—
		253,210
Consumer Staples (4.0%)
Colgate-Palmolive Co.	484,591	31,605
Tyson Foods Inc. Class A	690,973	27,204
Coca-Cola Co.	625,384	26,679

9

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2014

			Market
			Value
		Shares	($000)
	Procter & Gamble Co.	275,940	23,107
*	Pilgrim's Pride Corp.	577,852	17,659
	Kroger Co.	243,835	12,679
	Archer-Daniels-Midland Co.	207,427	10,600
	JM Smucker Co.	77,787	7,700
	Costco Wholesale Corp.	60,486	7,580
	Andersons Inc.	79,760	5,015
	Sanderson Farms Inc.	43,996	3,869
	Clorox Co.	21,819	2,096
	Cal-Maine Foods Inc.	23,054	2,059
*	Omega Protein Corp.	52,359	655
*	Pantry Inc.	27,035	547
*	Medifast Inc.	16,191	532
	Ingredion Inc.	5,993	454
	Dr Pepper Snapple Group Inc.	6,825	439
			180,479
Energy (3.1%)
	ConocoPhillips	365,893	27,998
	EOG Resources Inc.	213,558	21,146
	Valero Energy Corp.	372,332	17,228
*,^	Ultra Petroleum Corp.	722,895	16,815
*	WPX Energy Inc.	429,080	10,324
	Superior Energy Services Inc.	265,520	8,728
*	Basic Energy Services Inc.	200,113	4,340
*	Newfield Exploration Co.	112,604	4,174
	Exterran Holdings Inc.	88,439	3,919
	Green Plains Inc.	97,410	3,642
*	Unit Corp.	61,928	3,632
	Patterson-UTI Energy Inc.	109,554	3,564
	National Oilwell Varco Inc.	44,941	3,420
*	Pioneer Energy Services Corp.	158,611	2,224
*	Paragon Offshore plc	269,160	1,655
*	REX American Resources Corp.	20,076	1,463
	PBF Energy Inc. Class A	37,895	909
	Delek US Holdings Inc.	20,011	663
*	Renewable Energy Group Inc.	61,950	629
*	Abraxas Petroleum Corp.	77,500	409
*	Warren Resources Inc.	72,558	385
*	Newpark Resources Inc.	24,541	305
*	Forest Oil Corp.	161,134	189
			137,761
Financials (9.2%)
	Wells Fargo & Co.	913,056	47,360
	Moody's Corp.	318,727	30,120
	M&T Bank Corp.	239,867	29,573
	TD Ameritrade Holding Corp.	835,705	27,887
*	Markel Corp.	42,573	27,083
*	Berkshire Hathaway Inc. Class B	172,300	23,801
	First Republic Bank	432,147	21,339
	American Express Co.	222,855	19,509
	US Bancorp	463,888	19,404
	Franklin Resources Inc.	288,366	15,748
	New York Community Bancorp Inc.	991,150	15,730
	Chubb Corp.	162,700	14,819
	JPMorgan Chase & Co.	228,629	13,773
*	Alleghany Corp.	29,943	12,521
	Travelers Cos. Inc.	128,455	12,067
	Loews Corp.	263,766	10,988
	Assurant Inc.	127,506	8,199
*	Howard Hughes Corp.	53,000	7,950
	CYS Investments Inc.	837,289	6,899
	Voya Financial Inc.	152,730	5,972
*	PHH Corp.	264,222	5,908
	American Equity Investment Life Holding Co.	213,104	4,876

10

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2014

			Market
			Value
		Shares	($000)
*	St. Joe Co.	232,524	4,634
	Goldman Sachs Group Inc.	20,601	3,782
	Cash America International Inc.	85,483	3,744
	RenaissanceRe Holdings Ltd.	35,884	3,588
*	Piper Jaffray Cos.	51,456	2,688
	Capital One Financial Corp.	25,266	2,062
	Endurance Specialty Holdings Ltd.	35,175	1,941
	Aspen Insurance Holdings Ltd.	45,123	1,930
	CIT Group Inc.	41,832	1,923
	United Community Banks Inc.	105,494	1,736
	Solar Capital Ltd.	91,845	1,716
	Fidelity & Guaranty Life	40,198	858
	American Capital Mortgage Investment Corp.	39,793	749
	PartnerRe Ltd.	5,371	590
	Reinsurance Group of America Inc. Class A	6,790	544
	American Financial Group Inc.	5,334	309
*	Popular Inc.	10,189	300
	Apollo Residential Mortgage Inc.	19,288	298
	RE/MAX Holdings Inc.	9,987	297
*	World Acceptance Corp.	4,372	295
	Evercore Partners Inc. Class A	6,242	293
	Central Pacific Financial Corp.	15,635	280
*	FBR & Co.	9,380	258
	Calamos Asset Management Inc. Class A	17,710	200
			416,541
Health Care (6.3%)
	WellPoint Inc.	306,282	36,637
	Johnson & Johnson	252,768	26,943
*	United Therapeutics Corp.	190,143	24,462
*,^	Myriad Genetics Inc.	447,318	17,253
*	Waters Corp.	144,934	14,366
	Baxter International Inc.	186,497	13,385
*	Centene Corp.	150,528	12,450
*	Health Net Inc.	248,673	11,466
*	PAREXEL International Corp.	180,355	11,379
*	Charles River Laboratories International Inc.	179,055	10,697
	Pfizer Inc.	360,423	10,658
	Abbott Laboratories	245,077	10,193
^	PDL BioPharma Inc.	1,097,958	8,202
*	Seattle Genetics Inc.	215,000	7,994
*	Mallinckrodt plc	60,871	5,487
*	Covance Inc.	62,157	4,892
	Select Medical Holdings Corp.	380,200	4,574
	Merck & Co. Inc.	73,041	4,330
*	Quintiles Transnational Holdings Inc.	77,103	4,301
	HealthSouth Corp.	111,421	4,111
*	Varian Medical Systems Inc.	49,133	3,936
*	Intuitive Surgical Inc.	8,519	3,934
*	Hospira Inc.	74,557	3,879
*	Magellan Health Inc.	68,379	3,742
	Universal Health Services Inc. Class B	32,752	3,423
*	LifePoint Hospitals Inc.	36,300	2,512
	ResMed Inc.	40,917	2,016
*	Albany Molecular Research Inc.	88,515	1,953
*	Emergent Biosolutions Inc.	85,571	1,823
*	Prestige Brands Holdings Inc.	55,184	1,786
	PerkinElmer Inc.	38,912	1,697
*	Amsurg Corp.	33,700	1,687
*	Molina Healthcare Inc.	30,330	1,283
	Hill-Rom Holdings Inc.	27,205	1,127
*	Depomed Inc.	73,486	1,116
*	Repligen Corp.	50,286	1,001
*	VCA Inc.	19,673	774
*	Affymetrix Inc.	91,726	732

11

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2014

		Market
		Value
	Shares	($000)
* Cambrex Corp.	32,835	613
* Triple-S Management Corp. Class B	28,538	568
* Premier Inc. Class A	15,306	503
* Addus HomeCare Corp.	24,641	483
* Sagent Pharmaceuticals Inc.	15,004	467
* Bio-Rad Laboratories Inc. Class A	3,781	429
* Providence Service Corp.	7,823	378
* Luminex Corp.	16,842	328
* PharMerica Corp.	11,543	282
* Alliance HealthCare Services Inc.	6,889	156
* Five Star Quality Care Inc.	40,229	152
		286,560
Industrials (4.4%)
Southwest Airlines Co.	937,056	31,644
Northrop Grumman Corp.	210,708	27,763
Alaska Air Group Inc.	552,228	24,044
* JetBlue Airways Corp.	1,549,093	16,451
Lincoln Electric Holdings Inc.	213,507	14,761
3M Co.	100,146	14,189
* NOW Inc.	426,822	12,980
L-3 Communications Holdings Inc.	64,071	7,619
Greenbrier Cos. Inc.	90,779	6,661
MSC Industrial Direct Co. Inc. Class A	74,194	6,341
Emerson Electric Co.	92,267	5,774
* Clean Harbors Inc.	105,904	5,710
Expeditors International of Washington Inc.	117,932	4,786
CH Robinson Worldwide Inc.	54,907	3,641
* Hawaiian Holdings Inc.	269,658	3,627
Towers Watson & Co. Class A	17,804	1,772
AAR Corp.	63,014	1,522
Argan Inc.	34,880	1,164
* Engility Holdings Inc.	24,928	777
* RPX Corp.	53,302	732
Kimball International Inc. Class B	48,535	730
Werner Enterprises Inc.	23,540	593
* Republic Airways Holdings Inc.	45,548	506
NN Inc.	17,725	474
* American Woodmark Corp.	10,504	387
* Ducommun Inc.	12,486	342
Douglas Dynamics Inc.	17,198	335
* Blount International Inc.	22,078	334
SkyWest Inc.	42,694	332
* CRA International Inc.	12,066	307
* ACCO Brands Corp.	42,980	297
Standex International Corp.	3,968	294
Aircastle Ltd.	17,841	292
* MYR Group Inc.	11,954	288
UniFirst Corp.	2,592	250
Quad/Graphics Inc.	8,603	166
		197,885
Information Technology (10.8%)
* Google Inc. Class C	55,593	32,097
* eBay Inc.	563,733	31,924
Computer Sciences Corp.	454,615	27,800
FLIR Systems Inc.	831,821	26,069
Seagate Technology plc	344,233	19,714
Oracle Corp.	512,665	19,625
Intel Corp.	490,831	17,091
MasterCard Inc. Class A	221,442	16,369
Visa Inc. Class A	74,057	15,802
Linear Technology Corp.	352,151	15,632
Microsoft Corp.	334,350	15,500
* Dolby Laboratories Inc. Class A	369,004	15,421
QUALCOMM Inc.	192,100	14,363

12

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2014

		Market
		Value
	Shares	($000)
Teradyne Inc.	719,162	13,945
Lexmark International Inc. Class A	316,365	13,446
Western Digital Corp.	133,272	12,970
Xilinx Inc.	296,575	12,560
* Take-Two Interactive Software Inc.	488,966	11,280
Analog Devices Inc.	217,892	10,784
Jabil Circuit Inc.	462,394	9,327
* Facebook Inc. Class A	115,008	9,090
* Cirrus Logic Inc.	371,422	7,744
Texas Instruments Inc.	145,032	6,917
* OmniVision Technologies Inc.	245,429	6,494
Xerox Corp.	486,571	6,437
DST Systems Inc.	70,903	5,950
Vishay Intertechnology Inc.	395,933	5,658
* Amkor Technology Inc.	649,637	5,463
* Twitter Inc.	104,690	5,400
* Ingram Micro Inc.	208,938	5,393
* Teradata Corp.	128,570	5,390
Convergys Corp.	272,105	4,849
* TiVo Inc.	358,845	4,591
* Google Inc. Class A	7,177	4,223
Altera Corp.	111,616	3,994
Booz Allen Hamilton Holding Corp. Class A	149,796	3,505
* Tech Data Corp.	58,878	3,466
Paychex Inc.	76,376	3,376
Automatic Data Processing Inc.	39,832	3,309
* Kulicke & Soffa Industries Inc.	207,401	2,951
* Fairchild Semiconductor International Inc. Class A	189,894	2,949
Broadridge Financial Solutions Inc.	68,201	2,839
* Benchmark Electronics Inc.	107,978	2,398
* Micron Technology Inc.	68,781	2,356
* Euronet Worldwide Inc.	49,084	2,346
ManTech International Corp. Class A	80,486	2,169
Accenture plc Class A	25,658	2,087
CSG Systems International Inc.	72,359	1,902
Science Applications International Corp.	38,249	1,692
* EnerNOC Inc.	98,012	1,662
* NeuStar Inc. Class A	66,348	1,647
NetApp Inc.	31,970	1,373
Amdocs Ltd.	22,175	1,017
* Insight Enterprises Inc.	43,008	973
* Flextronics International Ltd.	80,859	834
* Global Cash Access Holdings Inc.	120,767	815
* Sykes Enterprises Inc.	34,525	690
* Lattice Semiconductor Corp.	88,525	664
* Magnachip Semiconductor Corp.	42,420	496
* Aspen Technology Inc.	12,186	460
* Blackhawk Network Holdings Inc.	13,929	451
* Photronics Inc.	54,881	442
* ScanSource Inc.	10,685	370
* ePlus Inc.	6,096	342
* VASCO Data Security International Inc.	18,078	340
* ExlService Holdings Inc.	13,715	335
* TeleTech Holdings Inc.	12,295	302
* MoneyGram International Inc.	22,605	283
United Online Inc.	25,472	279
* Net 1 UEPS Technologies Inc.	23,070	278
* Autobytel Inc.	9,100	78
		490,788
Materials (1.6%)
Praxair Inc.	250,373	32,298
Martin Marietta Materials Inc.	146,048	18,832
Sigma-Aldrich Corp.	62,408	8,488
Olin Corp.	194,934	4,922

13

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2014

					Market
					Value
				Shares	($000)
	Greif Inc. Class A			78,671	3,447
	Steel Dynamics Inc.			66,859	1,512
	Neenah Paper Inc.			26,926	1,440
	Myers Industries Inc.			56,409	995
	Sonoco Products Co.			18,227	716
	Cabot Corp.			6,369	323
	Noranda Aluminum Holding Corp.			68,848	311
*	Clearwater Paper Corp.			4,728	284
					73,568
Telecommunication Services (0.0%)
	IDT Corp. Class B			13,786	221

Utilities (0.1%)
	Entergy Corp.			62,198	4,810

					2,041,823
Total Common Stocks (Cost $3,711,606)					4,401,517

		Coupon
Temporary Cash Investments (3.2%)[1]
Money Market Fund (3.0%)
4,5	Vanguard Market Liquidity Fund	0.109%		137,374,975	137,375

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.2%)
6,7	Federal Home Loan Bank Discount Notes	0.080%	10/8/14	1,300	1,300
6,7,8	Federal Home Loan Bank Discount Notes	0.072%	11/21/14	500	500
6,7	Federal Home Loan Bank Discount Notes	0.074%	12/3/14	1,000	1,000
6,8	Federal Home Loan Bank Discount Notes	0.028%	12/8/14	1,600	1,600
6,7	Federal Home Loan Bank Discount Notes	0.033%	12/19/14	2,700	2,699
					7,099
Total Temporary Cash Investments (Cost $144,474)					144,474
Total Investments (100.3%) (Cost $3,856,080)					4,545,991
Other Assets and Liabilities—Net (-0.3%)[5]					(14,527)
Net Assets (100%)					4,531,464

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $20,902,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.7% and 1.6%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the aggregate value of these securities was $23,794,000, representing 0.5% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $22,406,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 Securities with a value of $4,099,000 have been segregated as initial margin for open futures contracts.
8 Securities with a value of $1,356,000 have been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

14

© 2014 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 1290 112014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Global Equity Fund:

In our opinion, the accompanying statement of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the Vanguard Global Equity Fund (the "Fund") at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

November 14, 2014

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103-7042
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.

(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: November 19, 2014
VANGUARD HORIZON FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: November 19, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number
2-17620, Incorporated by Reference.